United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Notice of 2014 Annual Meeting of Stockholders and Proxy Statement

840 Gessner Road, Suite 1400,
Houston, Texas 77024
Thursday, May 1, 2014,
8:00 a.m. (local time)

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Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation to be held on Thursday, May 1, 2014, at 8:00 a.m., local time, in our offices, located at 840 Gessner Road, Suite 1400, Houston, Texas 77024.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement cover the formal business of the meeting. To better acquaint you with the directors, the Proxy Statement contains biographical information on each nominee and each director continuing in office. Directors and officers of the Company will be present at the meeting to respond to your questions.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, or if your proxy card or voting instructions form so indicates, vote electronically via the Internet or telephone.

If you plan to attend the Annual Meeting, please bring a valid government-issued photo identification. If your shares are held in the name of a broker or other nominee, please bring with you a letter (and a legal proxy if you wish to vote your shares) from your broker or nominee confirming your ownership as of the record date.

  Sincerely,

Dan O. Dinges

Chairman, President and Chief Executive Officer

March 20, 2014

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Notice of Annual Meeting of Stockholders

May 1, 2014

8:00 a.m., Local Time,

840 Gessner Road, Suite 1400, Houston, Texas 77024

Purpose of the Meeting:

1.	To elect the four persons named in this proxy statement to the Board of Directors of the Company for a one-year term.
2.	To ratify the appointment of the firm PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for its 2014 fiscal year.
3.	To approve, by non-binding advisory vote, the compensation of our named executive officers.
4.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.
5.	To approve the Cabot Oil & Gas Corporation 2014 Incentive Plan.
6.	To consider a shareholder proposal, if properly presented at the meeting.
7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each of these items is fully described in the attached proxy statement, which is made a part of this Notice.

Record date:

Only holders of record of our common stock on March 6, 2014 will be entitled to notice of and to vote at the Annual Meeting.

Voting Procedures:

Please vote your shares as promptly as possible, even if you plan to attend the Annual Meeting, by one of the following methods:

•	By internet, using the instructions on the proxy card or voting instruction form received from your broker or bank;
•	By telephone, using the instructions on the proxy card or voting instruction form received from your broker or bank (if available); or
•	By mail, by completing and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided.

You may also vote in person if you attend the Annual Meeting.

If you plan to attend the Annual Meeting: Registered stockholders will be asked to present a valid government-issued photo identification. If your shares are held in the name of your broker, bank or other nominee, you must bring to the meeting a valid government-issued photo identification and an account statement or letter (and a legal proxy if you wish to vote your shares) from the nominee indicating that you beneficially owned the shares on the record date for voting. For safety and security reasons, cameras, camera phones, recording equipment, electronic devices, large bags, brief cases or packages will not be permitted in the meeting.

March 20, 2014

By Order of the Board of Directors,

Deidre L. Shearer

Corporate Secretary and Managing Counsel

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PROXY STATEMENT

Annual Meeting Of Stockholders To Be Held May 1, 2014

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cabot Oil & Gas Corporation (the “Company”) of proxies for use at its 2014 Annual Meeting of Stockholders, to be held at the Company’s offices, 840 Gessner Road, Suite 1400, Houston, Texas 77024 on Thursday, May 1, 2014, at 8:00 a.m. (local time), or any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time prior to its use by a written communication to Ms. Deidre L. Shearer, Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

Stockholders attending the Annual Meeting may vote their shares in person even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment or postponement thereof. At the meeting, stockholders will be asked to consider and act upon the following matters discussed in the attached proxy statement. Proxies delivered by record stockholders without voting instructions marked will be voted:

PROPOSAL 1	The election of director candidates named herein;	FOR
PROPOSAL 2	Ratification of the appointment of the firm PricewaterhouseCoopers LLP as the independent
	registered public accounting firm for the Company for its 2014 fiscal year;	FOR
PROPOSAL 3	The approval on an advisory basis of executive compensation;	FOR
PROPOSAL 4	The approval of an amendment to our Certificate of Incorporation to increase the number of
	authorized shares of Common Stock of the Company;	FOR
PROPOSAL 5	The approval of the Cabot Oil & Gas Corporation 2014 Incentive Plan; and	FOR
PROPOSAL 6	The shareholder proposal, if properly presented at the meeting.	AGAINST

Proxies will be voted in the best judgment of the proxy holders on any other matters that may properly come before the meeting.

Only holders of record of the Company’s Common Stock, par value $.10 per share (“Common Stock”), as of the close of business on March 6, 2014, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 417,288,286 shares of Common Stock.

Each share of Common Stock is entitled to one vote per share. There is no provision for cumulative voting. A quorum for the consideration of business at the Annual Meeting consists of a majority of all outstanding shares of stock entitled to vote at the Annual Meeting. The Proxy Statement and form of Proxy are being first sent or given to shareholders on or about [March 20, 2014].

In accordance with Delaware law, a stockholder entitled to vote for the election of directors can vote against all nominees for director or can vote against certain nominees for director. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions from the beneficial owners of the shares as to how to vote on that proposal) are counted as present in determining whether the quorum requirement is satisfied. For purposes of determining the outcome of any question as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, these shares will be treated as not present and not entitled to vote with respect to that question, even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other questions.

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. However, the New York Stock Exchange (the “NYSE”) precludes brokers from exercising voting discretion on certain

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proposals without specific instructions from the beneficial owner. Importantly, NYSE rules prohibit brokers holding shares in “street name” for their beneficial holder clients from exercising voting discretion on certain proposals without specific instructions from those clients. Under NYSE rules, brokers will have discretion to vote only on Proposal 2 (ratification of appointment of auditor). Brokers cannot vote on any of the other proposals without instructions from the beneficial owners. If you do not instruct your broker how to vote on each of the other proposals, your broker will not vote for you.

Because the vote required for Proposal 1 (election of directors) is a majority of the votes present in person or by proxy at the meeting and entitled to vote on the proposal, with “majority” meaning that the number of shares voted “for” a director’s election exceeds the number of shares voted “against” such director’s election, abstentions and broker non-votes will have no effect on the outcome of the voting on the proposal. Because the vote required for approval of Proposal 2 (ratification of auditors), Proposal 3 (executive compensation), Proposal 5 (2014 Incentive Plan) and Proposal 6 (shareholder proposal), is a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal, abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal. Because the vote required for approval of Proposal 4 (increase in authorized shares) is a majority of the shares outstanding and entitled to vote on the record date, abstentions and broker non-votes will have the same effect as votes against the proposal.

PROPOSAL 1 ELECTION OF DIRECTORS

The size of the Board of Directors is currently set at seven members, with four members whose terms expire in 2014 and three members whose terms expire in 2015. Beginning with the annual meeting in 2013, all directors with a term expiring at an annual meeting stand for election for one year terms, as a result of a management proposal to declassify the Board approved by the shareholders in 2012. This is the second annual meeting at which directors will be elected for one year terms. At the 2015 annual meeting, the Board will be fully declassified and all directors will stand for election for one-year terms.

Dan O. Dinges, James R. Gibbs, Robert L. Keiser and W. Matt Ralls are currently directors and have been nominated for election at the 2014 Annual Meeting for terms of one year, each to hold office until the expiration of his term in 2015 and until his successor shall have been elected and shall have qualified.

It is the intention of the persons named in the enclosed form of proxy to vote such proxies FOR the election of Messrs. Dinges, Gibbs, Keiser and Ralls for terms of one year. If any one of the nominees is not available at the time of the Annual Meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. DINGES, GIBBS, KEISER AND RALLS TO THE BOARD OF DIRECTORS.

Certain Information Regarding Nominees and Directors

Set forth below, as of March 1, 2014, for each continuing director and for each nominee for election as a director of the Company, is information regarding age, position(s) with the Company, membership on committees of the Board of Directors, the period served as a director and term of office, business experience during at least the past five years, and other directorships held at any time during the past five years. Mr. Dinges, Chairman, President and Chief Executive Officer, is the only employee or former employee of the Company on the Board of Directors.

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Rhys J. Best

Age: 67

Director Since: 2008

Committee Memberships: Audit and Compensation (Chairman)

Term of Office Expires: 2015

Business Experience:

•	Austin Industries, Inc.
-	Non-Executive Chairman of the Board – 2012 to present

•	Crosstex Energy L.P.
-	Chairman of the Board (non-executive) – 2009 to March 2014

•	Lone Star Technologies, Inc.
-	Chairman and Chief Executive Officer – 1999 to 2007

Other Directorships:

•	Crosstex Energy L.P. (until 2014)
•	Trinity Industries, Inc.
•	MRC Global Inc.
•	Commercial Metals Company

Dan O. Dinges

Age: 60

Director Since: 2001

Committee Memberships: Executive

Position: Chairman, President and Chief Executive Officer

Term of Office Expires: 2014 (Nominee for Director)

Business Experience:

•	Cabot Oil & Gas Corporation
-	Chairman, President and Chief Executive Officer – May 2002 to present

Other Directorships:

•	United States Steel Corporation

Private/Non-profit Directorships:

•	Spitzer Industries, Inc. (private company)
•	American Exploration & Production Council
•	American Natural Gas Alliance
•	Boy Scouts of America – Sam Houston Area Council

James R. Gibbs

Age: 69

Director Since: 2010

Committee Memberships: Compensation, Corporate Governance and Nominations (Chairman) and Executive

Term of Office Expires: 2014 (Nominee for Director)

Business Experience:

•	Frontier Oil Corporation (now HollyFrontier Corporation)
-	Chairman – 2009 to 2010
-	Chairman, President, Chief Executive Officer – 1999 to 2009

Other Directorships/Trusteeships:

•	Smith International, Inc. (until 2010)
•	Frost National Bank – Houston (Advisory Director)
•	Southern Methodist University

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Robert L. Keiser

Age: 71

Director Since: 2006

Committee Memberships: Safety and Environmental Affairs (Chairman) and Audit

Term of Office Expires: 2014 (Nominee for Director)

Business Experience:

•	Retired June 1999
•	Kerr-McGee Corporation
-	Chairman of the Board – February 1999 to June 1999

•	Oryx Energy Company (merged with Kerr-McGee Corporation)- Chairman and Chief Executive Officer – 1995 to February 1999

Robert Kelley

Age: 68

Director Since: 2003

Committee Memberships: Audit (Chairman) and Safety and Environmental Affairs

Term of Office Expires: 2015

Business Experience:

•	Kellco Investments, Inc. (private investment company)
-	President – April 2001 to present

•	Noble Affiliates, Inc. (now Noble Energy Inc.)
-	Chairman of the Board – 1992 to April 2001
-	President and CEO – 1986 to October 2000

Other Directorships:

•	OGE Energy Corporation
•	Smith International, Inc. (until 2010)

P. Dexter Peacock

Age: 72

Director Since: 1998

Committee Memberships: Executive (Chairman), Compensation and Corporate Governance and Nominations

Position: Lead Director

Term of Office Expires: 2015

Business Experience:

•	Andrews Kurth L.L.P., Houston, Texas
-	Of Counsel – 1998 to present
-	Partner – 1975 to 1997
-	Managing Partner – 1986 to 1991

Other Directorships:

•	Rowan Companies plc

W. Matt Ralls

Age: 64

Director Since: 2011

Committee Memberships: Corporate Governance and Nominations and Safety and Environmental Affairs

Term of Office Expires: 2014 (Nominee for Director)

Business Experience:

•	Rowan Companies plc
-	Chief Executive Officer
-	2013 to present
-	President and Chief Executive Officer – 2009 to 2013

Other Directorships:

•	Rowan Companies plc
•	Superior Energy Services, Inc.
•	El Paso Pipeline Partners L.P. (until 2009)

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SECURITY OWNERSHIP

Principal Stockholders

The following table reports beneficial ownership of the Common Stock by holders of more than five percent of the Company’s Common Stock. Unless otherwise noted, all ownership information is based upon filings made by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	29,438,269(1)	6.97%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	29,212,480(2)	6.90%
FMR LLC Mr. Edward C. Johnson 3d 82 Devonshire Street Boston, MA 02109	29,116,041(3)	6.90%
Neuberger Berman Group LLC Neuberger Berman LLC 605 Third Avenue New York, NY 10158	22,596,660(4)	5.36%

(1)	According to Amendment No. 3 to a Schedule 13G, dated February 6, 2014, filed with the Commission by The Vanguard Group, it has sole voting power over 694,622 of these shares, shared dispositive power over 643,022 of these shares and sole dispositive power over 28,795,247 of these shares.

(2)	According to Amendment No. 4 to a Schedule 13G, dated January 28, 2014, filed with the Commission by BlackRock, Inc., it has sole voting power over 24,502,606 shares and sole dispositive power over all 29,212,480 of these shares.

(3)	According to Amendment No. 2 to a Schedule 13G, dated February 13, 2014, filed with the Commission by FMR LLC and Mr. Edward C. Johnson 3d, FMR has sole voting power with respect to 1,665,630 of these shares and sole dispositive power over all 29,116,041 shares as a result of being a parent holding company or control person of several other entities in accordance with Rule 13d-1(b)(ii)(G). Mr. Edward C. Johnson 3d, together with members of his family, through direct or indirect ownership of voting common shares of FMR, may be deemed to form a controlling group with respect to FMR and may, therefore, be considered to be beneficial owners of the shares beneficially owned by FMR.

(4)	According to Amendment No. 6 to a Schedule 13G, dated February 12, 2014, filed with the Commission by Neuberger Berman Group LLC and Neuberger Berman LLC, it has shared voting power over 18,065,913 of these shares, no voting power over the remainder of these shares, and shared dispositive power over all of these shares.

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Directors and Executive Officers

The following table reports, as of February 1, 2014, beneficial ownership of Common Stock by each director and nominee for director, by each named executive officer listed in the “Summary Compensation Table” below and by all directors, nominees and executive officers as a group. Unless otherwise indicated, the persons below have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Outstanding Shares of Common Stock Held		Number of Shares of Common Stock Beneficially Owned		Percent of Class
Rhys J. Best	10,000		85,356	(1)	*
James R. Gibbs	0		49,765	(1)	*
Robert L. Keiser	100,786		217,735	(1)	*
Robert Kelley	337,652		486,596	(1)	*
P. Dexter Peacock	231,040	(8)	382,672	(1)	*
W. Matt Ralls	0		25,440	(1)	*
Dan O. Dinges	3,224,598		3,595,506	(2)(3)(6)	*
Scott C. Schroeder	1,246,386		1,384,266	(2)(3)(7)	*
Jeffrey W. Hutton	560,891		611,093	(2)(3)(4)	*
Phillip L. Stalnaker	189,742		224,056	(2)(3)(4)	*
G. Kevin Cunningham	44,896		88,740	(2)(3)(4)	*
All directors, nominees and executive officers as a group (17 individuals)			7,878,081	(1)(2)(3)(4)(5)(6)(7)	1.90%

*	Represents less than 1% of the outstanding Common Stock.

(1)	Includes the following restricted stock units held as of February 1, 2014, as to which the restrictions lapse upon the holders’ retirement from the Board of Directors: Mr. Best, 75,356; Mr. Gibbs, 49,765; Mr. Keiser, 116,949; Mr. Kelley, 148,944; Mr. Peacock, 151,632; and Mr. Ralls, 25,440; and all directors, nominees and executive officers as a group, 568,086. No executive officers hold restricted stock units.

(2)	Includes the following stock appreciation rights that are exercisable on or before April 2, 2014: Mr. Dinges, 256,718; Mr. Schroeder, 94,450; Mr. Hutton, 34,744; Mr. Stalnaker, 23,222; Mr. Cunningham, 30,080; and all directors, nominees and executive officers as a group, 587,462. No directors or nominees hold stock appreciation rights. The SARs were granted prior to 2013 and vest ratably over a three-year period after grant and have a seven year term. For more information on the SARs, see footnote 1 to the “Outstanding Equity Awards at Fiscal Year-End 2013” table below.

(3)	Includes the following shares awarded pursuant to the hybrid performance share awards granted in 2011, 2012 and 2013 that vested in February 2014, as a result of 2013 operating results meeting the performance criteria established on the date of grant: Mr. Dinges, 114,190; Mr. Schroeder, 43,430; Mr. Hutton, 15,458; Mr. Stalnaker, 11,092; Mr. Cunningham, 13,764; and all directors, nominees and executive officers as a group, 236,742. No directors or director nominees hold hybrid performance shares. For more information on the hybrid performance shares see “Long-Term Incentives” in the “Compensation Discussion and Analysis” below.

(4)	Includes the following shares held in the Company’s Savings Investment Plan as of December 31, 2013 as to which the reporting person shares voting power with the trustee of the plan: Mr. Hutton, 6,724; Mr. Cunningham, 13,432; Mr. Stalnaker, 16,353; and all directors, nominees and executive officers as a group, 77,075.

(5)	Includes the following shares awarded in 2011 pursuant to employee performance awards that vested in February 2014, as a result of 2013 operating results meeting the performance criteria established on the date of grant: all directors, nominees and executive officers as a group, 17,280.

(6)	Includes 916,825 shares held in trust for the benefit of an immediate family member, with respect to which Mr. Dinges has shared voting and investment power.

(7)	Includes 9,480 shares held by immediate family members, with respect to which Mr. Schroeder has shared voting and investment power.

(8)	Includes 48,000 shares held by Mr. Peacock subject to a pledge to secure indebtedness as to which Mr. Peacock shares voting and investment power.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership of Company Common Stock with the SEC and, pursuant to rules promulgated under Section 16(a), such individuals are required to furnish the Company with copies of Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, and written representations that those reports accurately reflect all reportable transactions and holdings, all reports required by Section 16(a) were filed in 2013.

CORPORATE GOVERNANCE MATTERS

Board of Directors Independence

The Company’s Corporate Governance Guidelines require that at least a majority of the Company’s directors be independent under the New York Stock Exchange (“NYSE”) listing standards and all other applicable legal requirements. Additionally, all members of the audit committee, compensation committee and corporate governance and nominations committee are required to be independent. The NYSE listing standards include objective tests that can disqualify a director from being treated as independent, as well as a subjective element, under which the Board must affirmatively determine that each independent director has no material relationship with the Company or management. In making its independence determinations, the Board considered all material relationships with each director, and all transactions since the start of 2011 between the Company and each director nominee, members of their immediate families or entities associated with them.

The Board has adopted categorical standards to assist it in making independence determinations. A relationship falls within these categorical standards if it:

•	Is a type of relationship addressed in Section 303A.02 (b) of the NYSE Listed Company Manual, but under those rules does not preclude a determination of independence;

•	Is a type of relationship or transaction addressed in Item 404 of Regulation S-K, but under that regulation does not require disclosure; or

•	Consists of charitable contributions by the Company to an organization where a director is an executive officer and does not exceed the greater of $1 million or 2% of the organization’s gross revenue in any of the last three years.

The Board of Directors has determined that each director’s relationship with the Company, with the exception of Mr. Dinges, the Chairman, President and Chief Executive Officer, falls within the categorical standards and that all directors, with the exception of Mr. Dinges, are independent. In making its subjective determination that each non-employee director is independent, the Board reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. The Board considered the transactions in the context of the NYSE’s objective listing standards, the categorical standards noted above, the additional standards established for members of audit committees, and the SEC, U.S. Internal Revenue Service and NYSE standards for compensation committee members. Some members of the Company’s Board also serve as directors of other entities with which the Company does business. Each of these relationships is reviewed by the Board, which examines the amount of business done by the Company and the other entities and the gross revenue for each of the other entities. This review is for each of the last three fiscal years for which financial data is available. This review applied to Messrs. Best and Ralls. None of these relationships involved payments in excess of the greater of $1 million or 2% of the relevant entity’s consolidated gross revenue for 2011, 2012 or 2013.

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Based on all of the foregoing, the Board made a subjective determination that, because of the nature of the transaction, the director’s relationship with the other entity and/or the amount involved, no relationships exist that, in the opinion of the Board, would impair the director’s independence. Further, the Board of Directors has determined that all members of the Audit Committee, Compensation Committee and Corporate Governance and Nominations Committee are independent.

Board of Directors Qualifications

Mr. Dinges was chosen to serve on the Board of Directors, and to lead the Company as Chairman of the Board, President and CEO, for his executive management experience at the Company and while at Noble Energy Inc., a publicly traded company involved in the oil and natural gas business. Mr. Best was chosen to serve on the Board of Directors for his executive management experience at Lone Star Technologies, Inc., a former publicly traded company servicing the oil and natural gas industry, and for his banking and finance experience. Mr. Gibbs was selected to serve on the Board of Directors for his executive management experience at Frontier Oil Corporation, a publicly traded oil refining company. Mr. Keiser was selected to serve on the Board of Directors for his executive management experience at Kerr-McGee Corporation and Oryx Energy Company, both former publicly traded companies involved in the energy industry, and for his engineering background. Mr. Kelley was selected to serve on the Board of Directors for his executive management experience at Noble Energy Inc., and for his financial background as a Certified Public Accountant. Mr. Peacock was selected to serve on the Board of Directors for his business experience managing a large professional organization and for his legal experience at Andrews Kurth L.L.P representing energy companies in corporate law, securities matters and mergers and acquisitions. Mr. Ralls was selected to serve on the Board of Directors for his executive management and industry experience as the CEO and a director of Rowan Companies plc, a publicly traded provider of global offshore contract drilling services.

Board of Directors Diversity

The Board of Directors encourages a diversity of backgrounds among its members; however, it does not have a formal diversity policy. The Board considers candidates with significant direct or indirect energy industry experience that will provide the Board as a whole the talents, skills, diversity and expertise to serve the long-term interests of the Company and its shareholders. For more information on specific minimum qualifications that the Corporate Governance and Nominations Committee has established for board candidates see “Information on Standing Committees of the Board of Directors – Corporate Governance and Nominations Committee” below.

Board of Directors Leadership Structure

Mr. Dinges serves as the Chairman of the Board, President and Chief Executive Officer of the Company. We believe that our Board of Directors is best served by combining the roles of Chairman and CEO and that Mr. Dinges is highly qualified to serve in this role.

The Chairman and CEO is responsible to the Board for the overall management and functioning of the Company. The Chairman is joined in the leadership of the Board by our Lead Director, Mr. Peacock, who was elected by the non-management directors. Mr. Peacock has significant board experience and has served on the Company’s Board since 1998 and as Lead Director since 2005. Mr. Peacock performs an important role in the leadership of the Board by presiding at executive sessions of the non-management directors at each regular Board meeting and setting the agenda for these sessions. Mr. Peacock also serves as a mentor to Mr. Dinges and as a liaison between Mr. Dinges and the other independent directors. Mr. Peacock’s longevity on the Board enhances this leadership role and provides for continuity among the non-employee directors.

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In addition to the Lead Director, our Corporate Governance Guidelines also contain strong checks and balances regarding the combined role of CEO and Chairman. Those provisions include the inability of the CEO to serve on any committees of the Board other than the Executive Committee, as only non-management directors may do so, and the requirement that a substantial majority of the directors be independent, as discussed above under “Board of Directors Independence.” All of our directors are independent, other than Mr. Dinges.

Our Board of Directors has determined that its current leadership structure is appropriate. The Board believes that Mr. Dinges, acting in his capacity as CEO of the Company, is well positioned to facilitate communications with the Board of Directors about our business. Mr. Dinges has served in this capacity since May 2002, during which time the Company’s business has undergone signification changes. Only one of the current independent directors, Mr. Peacock, the Lead Director, was serving at that time, so Mr. Dinges provides continuity and historical perspective to the Board. Under Mr. Dinges’ leadership, the Company has grown from a market capitalization of approximately $800 million with operations in onshore Texas and Louisiana Gulf Coast, the Rocky Mountains, the Anadarko Basin and Appalachia to an over $14 billion market capitalization company with most of its reserves in the Marcellus Shale area in northeast Pennsylvania. In addition, Mr. Dinges has the full confidence of the Board. For all these reasons, the Board has determined that the most appropriate form of leadership for the Board of Directors currently is for the CEO, who is responsible for the day-to-day operations of the Company, to serve as Chairman, with strong and independent oversight by the Lead Director and the other non-management directors.

Board of Directors Oversight of Risk

The Board of Directors considers risk oversight to be an integral part of its role, and discussions regarding risks faced by the Company are part of its meetings and deliberations throughout the year. Our Corporate Governance Guidelines provide that the Board is responsible for assessing major risks facing the Company and reviewing options for their mitigation. At the direction of the Board, management is responsible for implementing an enterprise risk management process and reporting to the Board at least annually regarding its assessment of risks that could have a significant impact on the Company and the strategies for their mitigation. In this way, the Board is engaged in risk oversight at the enterprise level.

The Board is also engaged in risk oversight through regular reports from the Audit Committee. The Audit Committee is charged with reviewing with management and the Company’s internal auditors the Company’s major financial exposures and the steps management has taken to monitor and control those exposures. The Audit Committee receives periodic reports from management on these areas of potential exposure, including litigation, commodity price hedging, liquidity and capital resources, financial reporting and disclosures and regulatory risks, among others. The Audit Committee also receives reports from management regarding compliance with our Code of Business Conduct. The Audit Committee reviews at least annually the Company’s policies and guidelines concerning financial risk assessment and financial risk management, with the assistance of the Company’s internal auditors, KPMG LLP. KPMG LLP conducts a process of assessing major risks, including management interviews, and presents and discusses with the Audit Committee its conclusions regarding the Company’s major risks. From this process, areas of concern are identified and considered and the internal audit plan is developed. Results of these reviews and audits are presented to the Audit Committee throughout the year. At each regular Board meeting, the Audit Committee Chairman reports to the Board regarding the activities of the Committee.

Corporate Governance Guidelines

The Cabot Oil & Gas Corporation Corporate Governance Guidelines outline the functions and responsibilities of the Board, director qualifications, and various processes and procedures designed to ensure effective and responsive governance. The guidelines are reviewed annually and revised as appropriate to reflect changing regulatory requirements and best practices. The full text of the Corporate Governance Guidelines can be found on the Company’s website at www.cabotog.com by choosing “About Cabot,” and then choosing “Governance.”

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Code of Business Conduct

All employees, officers and directors are required to comply with the Company’s Code of Business Conduct to help ensure that the Company’s business is conducted in accordance with the highest standards of moral and ethical behavior. The Code of Business Conduct covers all areas of professional conduct, including conflicts of interest, customer relationships, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to the Company’s business. Employees, officers and directors are required annually to reply to a Code of Conduct Questionnaire, which is designed to elicit information related to any known or possible violation of the Code. The full text of the Code of Business Conduct can be found on the Company’s website at www.cabotog.com by choosing “About Cabot,” and then choosing “Governance.” The Company will satisfy the requirement to disclose any amendments to or waivers from certain provisions of its Code of Business Conduct by posting such information on the website at that location.

Executive Sessions of the Board of Directors

The Board of Directors generally holds an executive session of the non-management and independent directors during each of its regularly scheduled meetings. The executive sessions are presided over by the Lead Director, Mr. Peacock.

Communications with the Board of Directors

The Company’s Board of Directors has a process for shareholders and other interested parties to send communications to the Board. Communications should be addressed to the “Board of Directors,” a specified committee of the Board, an individual director (including the Lead Director) or the “Non-management Directors” in care of:

Corporate Secretary and Managing Counsel

Corporate Legal Department

840 Gessner Road, Suite 1400

Houston, Texas 77024

(281)589-4890

(281)589-4808 (fax)

(Outside the U.S. or U.S. long distance-call collect)

Deidre.Shearer@cabotog.com (email)

All communications received as described above and intended for the Board of Directors, a committee of the Board of Directors, an individual director, or the non-management directors as a group will be relayed to the appropriate directors.

Annual Meeting Attendance

The Company’s policy is that it expects all members of the Board of Directors to attend the Company’s annual meeting of stockholders. In 2013, all of the members of the Board attended the annual meeting.

Board of Directors and Committee Meeting Attendance

The Board of Directors held six meetings during 2013. All directors attended 100% of the meetings of the Board of Directors and of the committees on which they served.

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Director Compensation

Directors who are employees of the Company receive no additional compensation for their duties as directors. During 2013, non-employee directors’ annual compensation included an annual retainer fee of $75,000 each, payable quarterly, for their service on the Company’s Board of Directors and its committees. The Lead Director received an additional $20,000 annual retainer, the Audit Committee Chairman and Compensation Committee Chairman received an additional $15,000 annual retainer and the remaining committee chairmen received an additional $10,000 annual retainer, each payable quarterly, for this additional service. Additionally, each non-employee director will receive $2,000 for each Board of Directors meeting attended in excess of six meetings per year. The directors did not receive additional meeting fees in 2013 because they did not attend in excess of six meetings.

In 2013, non-employee directors were also entitled to an annual award of restricted stock units under the 2004 Incentive Plan, the restrictions on which lapse the date the non-employee director leaves the Board of Directors, with a targeted award value at grant date of $200,000. In 2013, these directors each received 7,520 restricted stock units.

Beginning in 2013, Board members had the option of participating in the Director Non-Qualified Deferred Compensation Plan, which provides each non-employee director an opportunity to elect each year to take any, or all, of the director’s annual retainer and additional fees for serving as lead director or as a committee chairman in restricted stock units, valued at the closing price of the common stock on the date specified in the plan, for the quarterly retainer payment. The terms of the restricted stock units are the same as those issued annually.

All directors were reimbursed for travel expenses incurred for attending Board and committee meetings. Spouses of the directors were invited to attend the Board of Director strategy meeting during 2013 and travel expenses incurred by the spouses were reimbursed by the Company. For more information on director compensation, see “Director Compensation Table” below.

The table below summarizes the total compensation paid to each of the non-employee directors of the Company for the fiscal year ended December 31, 2013. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

Name	Fees Earned or Paid in Cash* ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Rhys J. Best	$86,875	$200,145	-	-	-	$4,446	$291,466
James R. Gibbs	$81,875	$200,145	-	-	-	$5,319	$287,339
Robert L. Keiser	$81,875	$200,145	-	-	-	$6,866	$288,886
Robert Kelley	$86,875	$200,145	-	-	-	$10,745	$297,765
P. Dexter Peacock	$92,500	$200,145	-	-	-	$10,899	$303,544
W. Matt Ralls	$72,500	$200,145	-	-	-	$3,674	$276,319
*	Restricted stock units were issued pursuant to the Company’s Non-Employee Director Deferred Compensation Plan in lieu of quarterly cash retainer and leadership fees totaling $42,500 each for Messrs. Gibbs and Keiser and $47,500 for Mr. Peacock.

(1)	The amounts in this column reflect the grant date fair value with respect to restricted stock units in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for the fiscal year ended December 31, 2013. Assumptions used in the calculation of these amounts are included in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”). In February 2013, each non-employee director received a grant of 7,520 restricted stock units, with a grant date fair value of $200,145 based on the average of the high and low trading price of the Common Stock on the February 21, 2013 grant date. The restricted stock units vest on the grant date, but are not payable by the Company in shares of Common Stock until the date the non-employee director ceases to be a director of the Company. The aggregate number of stock awards outstanding at December 31, 2013 were as follows:

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Name	Stock Awards
Rhys J. Best	75,356
James R. Gibbs	49,199
Robert L. Keiser	116,383
Robert Kelley	148,944
P. Dexter Peacock	150,999
W. Matt Ralls	25,440
(2)	The amounts in this column include for each director some or all of the following:

	•	Quarterly dividends paid on the restricted stock units.

	•	Spouse travel to the September 2013 Board of Directors strategy meeting and related expenses.

Director Retirement

It is the policy of the Board of Directors that directors of the Company retire at the annual meeting following a director’s 73rd birthday. It is also the policy of the Board of Directors that a retiring CEO of the Company retires from service on the Board, unless a determination is otherwise made by the Board of Directors.

Information on Standing Committees of the Board of Directors

The Board of Directors has five standing committees: the Corporate Governance and Nominations Committee, the Audit Committee, the Compensation Committee, the Safety and Environmental Affairs Committee and the Executive Committee. Membership on each committee during 2013 is as discussed below. All standing committees, with the exception of the Executive Committee, are composed entirely of independent, non-employee directors.

Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee (the “CGN Committee”) is composed of three members: Messrs. Gibbs (Chairman), Peacock and Ralls. During 2013, the CGN Committee held three meetings. Each member of the CGN Committee satisfies the independence requirements of the NYSE listing standards. The CGN Committee Charter is available to shareholders on the Company’s website at www.cabotog.com by choosing “About Cabot,” and then choosing “Governance.”

The CGN Committee will consider director candidates recommended by shareholders. Under its charter, the CGN Committee seeks out and evaluates qualified candidates to serve as Board members as necessary to fill vacancies or the additional needs of the Board, and considers candidates recommended by shareholders and management of the Company. Any shareholder desiring to propose a nominee to the Board of Directors should submit such proposed nominee for consideration by the CGN Committee, including the proposed nominee’s qualifications, to Ms. Deidre L. Shearer, Corporate Secretary, Cabot Oil & Gas Corporation, 840 Gessner Road, Suite 1400, Houston, Texas 77024.

The CGN Committee seeks to select candidates who have personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees and Board members, in collectively serving the long-term interests of the Company and its shareholders. The CGN Committee’s assessment will include, but not be limited to, considerations of character, judgment, diversity, age, expertise, industry experience, independence, other board commitments and the ability and willingness to devote the time and effort necessary to be an effective board member. The CGN Committee has adopted minimum criteria for Board membership that include (i) a strong commitment to his/her fiduciary responsibilities to the Company’s shareholders, with no actual or perceived conflict of interest that would interfere with his/her responsibilities to or relationships with the Company’s shareholders, employees, suppliers, and customers; (ii) the ability to think strategically and the insight to assist management in placing the Company in a competitive position within the industry; (iii) a record of achievement, and a position of leadership in his/ her field, with the interest and intellect to be able to address energy industry challenges and opportunities; and (iv) the time to attend Board meetings and the

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commitment to devote any reasonable required additional time to deal with Company business.

The CGN Committee generally identifies nominees through recommendations made by incumbent directors. A resume is reviewed and, if merited, an interview follows. A qualified candidate identified by a shareholder follows the same process. There are no differences in the manner in which the CGN Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or the incumbent directors.

Audit Committee. The Audit Committee is composed of three members: Messrs. Kelley (Chairman), Best and Keiser. During 2013, the Audit Committee held four meetings. Each member of the Audit Committee satisfies the financial literacy and independence requirements of the NYSE listing standards. The Board has determined that Mr. Kelley meets the requirements of an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”). The Audit Committee Charter is available to shareholders on the Company’s website at www.cabotog.com by choosing “About Cabot,” and then choosing “Governance.”

The function of the Audit Committee is to review and report to the Board of Directors with respect to various auditing and accounting matters, including overseeing the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, the selection, independence, qualifications, performance and compensation of the Company’s independent auditors and the performance of the Company’s internal audit function.

It is the policy of the Audit Committee to pre-approve all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent auditors, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(l)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. The Audit Committee has delegated to each member of the Audit Committee authority to pre-approve permissible services to be performed by the independent auditors. Decisions of a member to pre-approve permissible services must be reported to the full Audit Committee at its next scheduled meeting.

Compensation Committee. The Compensation Committee is composed of three members: Messrs. Best (Chairman), Gibbs and Peacock. During 2013, the Compensation Committee held four meetings. Each member of the Compensation Committee satisfies the independence requirements of the NYSE listing standards. The Compensation Committee Charter is available to shareholders on the Company’s website at www.cabotog.com by choosing “About Cabot,” and then choosing “Governance.”

The function of the Compensation Committee is to:

•	Review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine, subject to ratification by the Board, the CEO’s compensation level based on this evaluation.

•	Provide counsel and oversight of the evaluation and compensation of management of the Company, including base salaries, incentive compensation and equity-based compensation.

•	Discharge any duties imposed on the Compensation Committee by the Company’s incentive compensation and equity-based compensation plans, including making grants.

•	Evaluate the independence of, and retain or replace any compensation consultant engaged to assist in evaluating the compensation of the Company’s directors, CEO and other officers and to approve such consultant’s fees and other terms of retention.

•	Review the annual compensation of the directors.

Safety and Environmental Affairs Committee. The Safety and Environmental Affairs (“S&EA”) Committee is composed of three members: Messrs. Keiser (Chairman), Kelley and Ralls. The function of the S&EA Committee is to assist the Board in providing oversight and support of the Company’s safety and environmental policies, programs and initiatives. Among other things, the S&EA Committee reviews our compliance with environmental, health and safety laws and regulations, pending legislative and regulatory initiatives, training initiatives and, as needed, consults with outside and internal advisors regarding the management of the Company’s safety and environmental policies, programs and initiatives. During 2013, the S&EA Committee held four meetings.

Executive Committee. The Executive Committee is composed of three members: Messrs. Peacock (Chairman), Dinges and Gibbs. The function of the Executive Committee is to exercise all power and authority of the Board of Directors in the event action is needed between regularly scheduled Board Meetings and a meeting of the full Board is deemed unnecessary, except as limited by the Company’s by-laws or applicable law. During 2013, there were no Executive Committee meetings held.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) provides stockholders with an understanding of our compensation philosophy, objectives, policies and practices in place during 2013, as well as the factors considered by our Compensation Committee of the Board of Directors in making compensation decisions for 2013. This CD&A focuses on the compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated officers for 2013 (the “NEOs”), namely:

Dan O. Dinges	Chairman, President & Chief Executive Officer
Scott C. Schroeder	Executive Vice President, Chief Financial Officer & Treasurer
Jeffrey W. Hutton	Senior Vice President, Marketing
G. Kevin Cunningham	Vice President & General Counsel
Phillip L. Stalnaker	Vice President & Regional Manager, North Region

Our compensation plans and practices are designed to align the financial interests of the above NEOs with the financial interests of our shareholders. To that end, we provide our NEOs with a competitive base salary, an annual cash bonus opportunity based on the achievement of specific goals aligned with shareholder value creation and long-term incentives tied to total shareholder return over the long-term and annual cash flow attainment. For the NEOs, in 2013 the level of at-risk pay ranged from 75% to 88% of the total annual compensation opportunity, with the CEO having the highest level of at-risk pay.

2013 Financial Highlights

In 2013, we continued to outperform most of our selected industry peer group described below and our own prior period operating results, with our highest production and reserve levels in company history, achieved with an investment program that added the reserves at our lowest finding cost in more than 20 years. In addition, we were able to further reduce our unit costs from 2012 levels, marking the fifth consecutive year of reduced unit costs. These achievements generated stock appreciation of 56% during 2013–in the top quartile of our peer group.

2013 Compensation Highlights

Compensation outcomes aligned with these 2013 achievements include:

•	Due to our first-place ranking among our compensation peer group, performance shares granted to our executives in 2011 with vesting contingent upon our three-year total shareholder return (“TSR”) relative to our peers, vested at 200% of target.

•	Our performance target of achieving at least $100 million of operating cash flow in 2013 was met, resulting in the annual vesting of hybrid performance shares granted to executives over the last three years.

•	Operating and financial performance metrics set for the 2013 annual cash incentive awards to executives were exceeded, resulting in the awards being paid out in the range of 225% to 274% of target for the NEOs.

At our most recent annual meeting in May 2013, over 96% of the votes cast on the item approved our NEO compensation practices. Due to this strong support, the Compensation Committee of our Board of Directors (“Committee”) determined to continue our 2012 practices unchanged, except for the following enhancements put in place for 2013:

•	Increasing the performance-based portion of long-term incentive awards measured solely on three-year TSR from 40% to 60% and eliminating the use of stock appreciation rights (“SARs”) entirely;
•	Adopting a mandatory anti-hedging policy for all officers and directors; and
•	Back-loading the vesting schedule for hybrid performance shares to defer vesting of 50% of each grant until the third anniversary of the grant, in order to strengthen retention and the pay-for-performance alignment.

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Philosophy and Objectives of Our Compensation Programs

The Committee oversees an executive compensation program designed to attract, retain, and engage highly qualified executives. The primary objectives of our compensation programs are:

•	To align executive compensation with our business strategy;
•	To encourage management to create sustained value for the shareholders while managing inherent business risks;
•	To attract, retain, and engage talented executives; and
•	To support a long-term performance-based culture throughout the Company.

We achieve these objectives by:

•	Assigning the vast majority of NEO compensation to at-risk, performance-based incentive opportunities;
•	Tying incentive plan metrics and goals to shareholder value principles; and
•	Having balanced, open and objective reviews of goals and performance.

The Committee believes that each of these objectives carries an equal amount of importance in our compensation program.

CEO Compensation and Performance-Based Pay

We have maintained consistent and disciplined performance-based compensation programs for all of our executives. For many years, the Committee has awarded compensation opportunities to our CEO and other executives that require meaningful absolute and relative stock price and financial performance to deliver targeted realized compensation levels. The allocation of 2013 compensation among salary, short-term incentives and long-term incentives for our CEO and the other NEOs, on an average basis, reflects this guiding principle, as show below:

CEO	OTHER EXECUTIVES

In 2013, the Committee awarded 60% of each executive’s long-term incentive opportunity in the form of performance shares payable solely on the basis of our total shareholder return relative to our industry peer group over a three year performance period (“TSR performance shares”). The 2013 TSR performance share award was larger, relative to prior years’ awards, due to the elimination in 2013 of SARs, which had represented 20% of the executives’ long-term incentive opportunity since 2004. When the use of SARs was discontinued in 2013, the portion of the long-term incentive opportunity awarded in TSR performance shares increased from 40% to 60%. Our frequent top-quartile TSR performance has often generated above-target payments for executives from the TSR performance shares and

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added significant value to our shareholders. The CEO’s awards and the relative performance achieved for the most recently completed performance period, plus the current ranking for the two remaining unvested awards, are as follows:

CEO TSR PERFORMANCE SHARE AWARDS

	Target Value Awarded (1)	Peer Rank Achieved	Percentage of Target Achieved	Award Earned or Estimated Based on Rank Achieved(2)
Performance Period Achieved
2011-2013(3)	$1,782,401	1st of 15	200%	$13,497,129
Performance Periods In Progress(4)
2012-2014	$1,976,697	1st of 15	200%	$8,637,744
2013-2015	$3,000,043	4th of 15	170%	$7,427,346
(1)	Target value based on number of performance shares awarded multiplied by the closing stock price on date of grant.
(2)	Amounts are based on the percentage of target achieved and the appreciation in value of the underlying common stock.
(3)	This performance period ended December 31, 2013. The earned value is based on the average of the high and low trading prices of the Company’s common stock on that day, which was $38.61.
(4)	These performance periods are in progress; rank, target achieved and estimated awards are based on results and closing stock prices through December 31, 2013. Our closing stock price on December 31, 2013 was $38.76.

In 2013, we awarded 40% of each executive’s long-term incentive value through hybrid performance shares that require threshold achievement based on a financial metric (see “Hybrid Performance Shares” below). The hybrid performance shares vest on a three year graduated schedule, with 25% of the award vesting on each of the first two anniversaries of the date of grant and 50% vesting on the third anniversary. To date, all of the CEO’s hybrid performance share awards have satisfied the required performance criteria at their scheduled vesting date.

Elements of Our Compensation Program

We use various components of executive compensation, with an emphasis on variable compensation and long-term incentives. The components of executive compensation are presented in the table below and discussed in more detail later in this section of the proxy statement.

Compensation Component	Purpose	Competitive Positioning
Base Salary	Compensation for position, experience, expertise and competencies.	Base salaries are targeted to approximate the compensation peer group median, taking into account the competitive environment, as well as the experience and accomplishments of each executive.
Annual cash incentive bonus

Reward the achievement of annual business objectives, including:

• Financial Goals (Unit Costs, Finding Costs)

• Operational Goals (specific objectives tied to Production Growth and Reserve Growth)

• Individual objectives aligned with corporate strategy

• Committee evaluation of qualitative performance

Annual bonus opportunities are established as a percentage of base salary and are targeted to match industry bonus percentage levels for comparable executive positions.

Realizing target bonus opportunities requires achieving key annual financial and operating goals aligned with long-term shareholder value creation.

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Compensation Component	Purpose	Competitive Positioning
Long-term Incentives

Prominent part of total compensation to maintain alignment with shareholder value creation:

• TSR performance Shares (earned and vested based on Total Shareholder Return versus peers)

• Hybrid Performance Shares (time vested and tied to operating cash flow results)

• Stock Ownership Guidelines

Long-term incentives are intended to promote long-term value creation for shareholders and to retain executives through extended vesting periods.

To place relatively greater emphasis on the importance of shareholder return performance, the value of equity awards is generally targeted above the median of the peer group, although other individual and Company circumstances influence the award amounts.

Executive Benefits and Perquisites	Comprehensive programs to build financial security, manage personal financial risk and limit Company costs.	Value of benefits and perquisites is generally targeted to be competitive with market levels and comprises a minor component of total compensation.
Total Compensation	Designed to attract, retain, align and engage highly qualified executives, while creating a strong connection to financial and operational performance and long-term shareholder value.	Total compensation is highly correlated with Company and individual performance and is evaluated for its competitiveness when compared to the peer group.

In making compensation decisions, the Committee includes comparisons of each element of total compensation against a peer group of publicly-traded exploration and production companies. In that total, a greater weight is placed on long-term equity awards versus salary and annual cash incentive bonus to foster an environment where stock price appreciation over the long-term is a major executive focus. This focus in turn aligns the interests of the executives with those of the shareholders. The competitive market is determined by reference to the compensation practices of an industry peer group as set forth below.

Industry Peer Group

The companies chosen by the Committee for the peer group represent our direct competitors of similar size and scope in the exploration and production sector of the energy industry, and include several companies that compete in our core areas of operation for both business opportunities and executive talent. The peer group changes from time to time due to organic changes in the Company or its peers, business combinations, asset sales and other types of transactions that cause peer companies to no longer exist or to no longer be comparable. The Committee approves all revisions to the peer group. Based on 2013 year-end closing market prices, the market capitalization of companies in our industry peer group ranged from approximately $350 million to $26 billion. Our market capitalization at 2013 year-end was approximately $16.3 billion. In February 2014, the Committee approved the removal of Berry Petroleum Company and Plains Exploration & Production Company from the peer group because they were no longer in existence due to business combinations. The current peer group for the 2014 to 2016 performance cycle is as follows:

• Cimarex Energy Company	• QEP Resources Inc.
• Concho Resources Inc.	• Quicksilver Resources, Inc.
• EQT Corporation	• Range Resources Corporation
• Exco Resources Inc.	• Southwestern Energy Company
• Newfield Exploration Company	• SM Energy Company
• Noble Energy Inc.	• Ultra Petroleum Corp.
• Pioneer Natural Resources Company	• WPX Energy, Inc.

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2013 Committee Activity

During 2013 the Committee held three regular meetings, one in each of February, July and October. The Committee held a special meeting in early January 2014 for the purpose of certifying the results for the 2011 to 2013 TSR performance share awards that vested on December 31, 2013.

At the time the 2013 grants were made and periodically throughout the year, the Committee referenced the Fall 2012 competitive market study of the peer group by Meridian Compensation Partners, LLC (Meridian), the Committee’s independent compensation consultant. Based on the study and the CEO’s recommendations with respect to the other Company officers, the Committee determined 2013 salaries, bonus payouts for 2012 performance, certified the 2012 results for payouts of one-third of each of the hybrid performance shares granted from 2010 to 2012, and the annual grant of long-term incentive awards for our officers. A detailed discussion of each item of compensation can be found below under “Elements of Compensation.”

Also at the February 2013 meeting and prior to making any compensation decisions, the Committee reviewed a detailed analysis of wealth accumulation for each NEO for the period from 2002 to 2012. The Committee does not use tally sheets, but over the course of the year reviews each element of compensation for the NEOs, including elements of total direct compensation and payments upon severance or change of control, as well as other benefits and perquisites. Lastly, at the February 2013 meeting, the Committee and the Board of Directors approved the 2013 measurement criteria for the 2013 cash bonus plan.

During 2013, the Committee reviewed an analysis prepared by Meridian of 2012 executive compensation reported by our peer group. From the available 2012 survey information, the Committee evaluated its compensation decisions relative to our peer group. The Committee also reviewed an analysis prepared and presented by Meridian of current compensation issues and trends, including a 2013 competitive market study of executive compensation among the peer companies. This analysis is utilized in the Committee’s review of all components of compensation in the following February meeting.

Elements of Compensation

Elements of In-Service Compensation

There are three major elements of the executive in-service compensation program: (1) base salary, (2) annual cash incentive bonus and (3) long-term incentive equity awards. Company perquisites are a minor element of the executive compensation program. This design generally mirrors the pay practices of the exploration and production industry generally and our selected industry peer group. Our compensation is intentionally weighted toward long-term equity-based compensation. Each element is described below.

Mr. Dinges, our Chairman, President and Chief Executive Officer, has a significantly broader scope of responsibilities than the other named executive officers. The difference in compensation for Mr. Dinges described below primarily reflects these differing responsibilities and, except as described below, does not result from the application of different policies or decisions with respect to Mr. Dinges.

Base Salary

The Committee believes base salary is a critical element of executive compensation because it provides executives with a base level of monthly income. The base salary of each executive, including the NEOs, is reviewed annually by the Committee. The CEO’s salary is established by the Committee (and ratified by the Board of Directors) and the other executives’ salaries are established jointly by the CEO and the Committee. Base salary is targeted for all executive positions near the median level of the peer group. Individual salaries take into account our established salary policies and our current salary budget; the individual’s levels of responsibility, contribution and value to the Company; individual performance; prior relevant experience; breadth of knowledge and internal and external equity issues. Base salary increases from 2012 to 2013 for the NEOs ranged from approximately 5% to 18%.

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Name	2012 Base Salary	2013 Base Salary
Mr. Dinges	$700,000	$825,000
Mr. Schroeder	$420,000	$450,000
Mr. Hutton	$320,000	$340,000
Mr. Cunningham	$320,000	$335,000
Mr. Stalnaker	$275,000	$300,000

In 2013, the Committee reviewed two competitive market studies for compensation of the peer group, prepared by our independent consultant. The Committee noted that Mr. Dinges’ 2013 base salary of $825,000 was between the 25th and 50th percentile of the industry peer group for the 2013 competitive data. The base salaries of the other NEOs generally matched the median of peers in total, although individual base salaries varied by position due to individual experience in each role and differences in peer organization management structures relative to ours. The Committee views these salary levels as consistent with its compensation philosophy, given the ongoing changes in peer compensation levels and the intention of delivering a relatively higher percentage of NEO compensation through long-term incentives. The Committee took no additional action to revise base salaries during the year.

In February 2014, in connection with Mr. Dinges’ performance evaluation and the results of the competitive market studies, Mr. Dinges’ base salary was increased approximately 9% to $900,000, which is slightly above the 50th percentile of the industry peer group as measured in 2013. Base salaries for the NEOs increased from 4% to 7% for 2014 over 2013 levels.

Annual Cash Incentive Bonus

The annual cash incentive bonus opportunity is based upon our pay-for-performance philosophy. The opportunity provides the NEOs, as well as other executives and key employees, with an incentive in the form of an annual cash bonus to achieve overall business goals. The bonus opportunity is stated as a percentage of base salary and is set using the Committee’s philosophy to target bonus levels (as a percentage of base salary) consistent with the competitive market for executives in similar positions. Annual bonus opportunities are based on specific goals that are of primary importance to the Company during the coming year and motivate executives to achieve those goals.

During 2013 the bonus opportunity for the NEOs was as follows:

Executive	Target Bonus (as a % of Salary)	Target Bonus Value (100%)
Mr. Dinges	100%	$825,000
Mr. Schroeder	100%	$450,000
Mr. Hutton	70%	$238,000
Mr. Cunningham	70%	$234,500
Mr. Stalnaker	70%	$210,000

The bonus measurement criteria for 2013 were unchanged from 2012. The measurement criteria were designed to emphasize value-generating metrics, to link related metrics together to take into account the interrelated impacts of such metrics on value creation, and to increase the overall payout potential for a breakout year, while reducing overall discretion. Also, the measurement criteria place a cap on the payment for performance for each metric at 275% of target payout, which allows for some additional benefit for above-range performance, but removes the potential of one metric creating a disproportionate payout. The overall plan has a target maximum award of 250% of target in the aggregate, but individual awards can vary, at the discretion of the Committee. The metrics, their weightings and the required levels of achievement for specified bonus awards are listed in the table below.

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	2013 Bonus Performance Goals (% of Target)
	Weighting	0%	100%	200%
Reserve Growth	25%	11%	17%	23%
Finding Costs (per Mcfe)	15%	$1.15	$1.00	$0.85
Production Growth	25%	33%	43%	52%
Unit Costs (per Mcfe)	15%	$3.25	$3.00	$2.75
Strategic Evaluation (Discretionary)	20%
	100%

At the start of each year the bonus criteria targets are established based on the operating budget approved by the Board of Directors. The payout ranges are created at this same time. Upon completion of each fiscal year, the CEO makes recommendations to the Committee for annual bonuses to be paid to each executive officer (other than the CEO) using the formula established for the program in that year. The Committee references both the CEO’s recommendations and the formulaic output in determining the bonuses to be paid to the NEOs other than the CEO. With respect to the strategic evaluation component, the Compensation Committee evaluates key influences on Company performance not otherwise considered through the metrics. These may include the management of capital spending, environmental and safety performance, net income performance, organizational leadership and other factors the Committee deems to have been important in the prior year’s performance. The Committee follows no formulaic structure relating to these factors. In general, the Committee expects to award the target 20% of the strategic evaluation component in years when the Company meets internal and external performance expectations with respect to these factors, although the strategic component can range from 0% to 55% in the weighting of the bonus awards calculation. Acquisitions and divestitures are not part of establishing the target metrics because the Company does not budget these activities. When acquisition or divestiture activity occurs, the Committee assesses its impact and exercises its discretion to adjust for the impact.

Additional parameters for the 2013 annual cash incentive bonus include a payout multiplier of 1.5 times for each of two grouped metrics if the grouped metrics both achieve target, subject to the 275% maximum payout per metric. The grouped metrics are (1) Reserve Growth and Finding Costs, and (2) Production Growth and Unit Costs. The Committee established the incentive on the grouped metrics to encourage a balanced approach to achieving operational goals and to discourage over-achievement of one metric in a manner that adversely affects the grouped metric. For example, undisciplined spending on a development program could help achieve the reserve growth metric at levels above target levels, but cause finding costs to increase to unacceptable levels. By grouping the reserve growth and finding costs metrics together, and using a payout multiplier of 1.5 for achieving target in both metrics, the Committee is rewarding efficiency in operations.

In 2013, actual performance under these metrics exceeded targets and budget metrics as follows:

	Actual Results	Bonus Plan Target (100%)	Bonus Plan 200%
Reserve Growth	41.9%	17%	23%
Finding Costs (per Mcfe)	$0.55	$1.00	$0.85
Production Growth	54.5%	43%	52%
Unit Costs (per Mcfe)	$3.03	$3.00	$2.75

Our proved reserves were in excess of 5.4 Tcfe, representing reserve growth of 41.9% in 2013. These reserves were added at a very efficient $0.55 per Mcfe. Production growth of 54.5% helped drive down unit costs to the lowest level in nine years. In reaching a conclusion on the strategic evaluation component, the Committee considered that our significant level of outperformance versus the measurement criteria was supported in fact by the corresponding substantial increase in our stock price during the year. The Committee found that the executive team had implemented effective strategies to realign the asset portfolio to maximize financial and operational performance and to position the Company for continued long-term success. The Committee also found that the executives delivered focused operational performance to lower costs and improve safety. In light of these achievements, the Committee set an above-target score on the strategic evaluation component. The result of 2013

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performance against all the bonus metrics, including the strategic evaluation component, was that the total bonus award pool was approved at 225% of target, prior to adjustment for regional or individual performance.

Upon completion of each fiscal year, the Committee determines the CEO’s annual cash incentive bonus based on Company performance, the results of the bonus plan formula described above and the Board’s annual CEO performance evaluation. The independent directors of the Board discuss and ratify the CEO’s annual cash incentive bonus payment, considering the factors stated above and any factors relating to performance that were particularly significant in the year in question.

For 2013, the Committee noted in particular:

•	the Company’s best in class three-year total shareholder return;

•	the successful development of senior leadership to achieve the best results in our history, as evidenced by record production and reserve growth, as well as outstanding results compared to our compensation peer group;

•	the operational oversight and adjustments leading to value enhancement in both the North and South operating regions; and

•	continued strategic efforts to maximize total enterprise value.

Based on this evaluation, the committee approved the CEO’s bonus payment for 2013 at 242% of target. The bonus payments for the other NEOs ranged from 225% to 274% of target.

Long-Term Incentives

In 2013, the Committee continued its practice established in 2007 of awarding two types of performance shares – TSR performance shares and hybrid performance shares – to provide long-term incentives to our NEOs, and discontinued the use of stock appreciation rights (“SARs”). The award allocation to NEOs in 2013 is designed to provide 60% of the targeted grant-date value from TSR performance shares and 40% from hybrid performance shares. This allocation is more heavily weighted toward performance-based awards than the average of our peer group, based on 2012 compensation data, as shown below.

CABOT	COMPENSATION PEER GROUP

The total size of the long-term incentive awards is based on a number of factors, including peer group and related industry competitive practice, which is used as a point of reference to gauge appropriate total compensation levels for a company of our size, business complexity and growth profile. The Committee does not typically consider prior period long-term incentive awards, such as the amount of equity previously granted and outstanding, or the number of shares owned, when determining annual long-term incentive awards.

All long-term incentives awarded in 2013 were made under the 2004 Incentive Plan, which was approved by our stockholders at the 2004 Annual Meeting of Stockholders and the performance goals of which were approved by our stockholders at the 2009 Annual Meeting of Stockholders.

TSR Performance Shares. The Committee believes performance shares based on the Company’s total shareholder return relative to that of its peers provides a strong link between the performance of the executive group and their pay, whereas other types of equity awards, such as stock options may not. The Committee also believes that a relative comparison of performance against peers over a three-year period, as opposed to a single year, provides a better evaluation of how management performed under changing economic conditions. For these reasons, the Committee believes that our TSR performance share awards are a good measure of performance versus the peer group and appropriately link stock performance and compensation. To allow for payouts in excess of target without excessive dilution or the need to reserve shares in excess of

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target, all payouts in excess of 100% of target are paid in the cash value of the shares, based on the average of the high and low trading prices of our common stock on the last day of the performance period. For additional information about the TSR performance shares, see the table “Grants of Plan-Based Awards” below.

Hybrid Performance Shares. Due to restricted stock share limitations under the 2004 Incentive Plan and Section 162(m) tax considerations, in 2013 the Committee again awarded hybrid performance shares instead of restricted stock. The hybrid performance shares vest over a three year period from the date of grant, with 25% vesting in each of the first two years and 50% vesting in the third year, provided the Company has $100 million or more operating cash flow in the fiscal year prior to the vesting date. Applying a cash flow threshold on share vesting allows these awards to remain fully tax deductible to the Company upon vesting. Hybrid performance shares also have less underlying volatility than do traditional performance shares, and therefore help manage attrition risk by creating a more sustained forfeitable stake in the Company. For additional information about the hybrid performance shares, see the table “Grants of Plan-Based Awards” below.

Stock Appreciation Rights (SARs). No SARs were granted in 2013, but SARs were an integral part of the long-term incentive program from 2006 to 2012, and SARs granted previously to the NEOs remain outstanding. All SARs granted to date vest ratably over a three year period and have a seven-year term.

Personal Benefits and Perquisites

We provide the NEOs with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain superior employees for key positions. The Committee periodically reviews the level of perquisites and other personal benefits provided to the NEOs. In an effort to promote physical and financial health of the NEOs, they are provided with club membership dues, a Company-paid physical examination for the NEO and his or her spouse, a financial and tax planning stipend of up to $3,000 annually, life insurance, and spouse travel to certain business meetings. The NEOs are reimbursed for these expenses only if they are incurred. The aggregate cost to the Company of the perquisites and personal benefits described above for the NEOs for 2013 are included under “All Other Compensation” in the Summary Compensation Table below.

Other Compensation

We offer all of our employees, including the NEOs, industry competitive benefits including medical and dental reimbursement, short-term and long-term disability plans, basic life and accident insurance and an employee assistance program. We offer a retirement program consisting of both qualified and non-qualified defined contribution savings plans. See “Elements of Post-Termination Compensation” below for further descriptions of these programs.

Impact of Regulatory Requirements

Our performance shares, both traditional and hybrid, are intended to constitute “qualified performance based compensation” as defined under Section 162(m) of the Internal Revenue Code. The effect of that qualification is that compensation paid to covered employees pursuant to the performance shares and the SARs should remain fully deductible. It is the Committee’s intent that the majority of long-term incentive awards and annual cash incentive bonuses will qualify under Section 162(m) and with respect to 2013 compensation, we believe that to be the case. However, a loss of deductibility may occur from year to year and is not considered a material factor in setting compensation.

In addition, in order to permit the Committee the flexibility to use subjective and discretionary components in setting annual cash incentive awards without the Company’s loss of deduction under Section 162(m), we use a “negative discretion” plan for executive officers to whom Section 162(m) might be applicable. Under this plan, the Committee sets one or more financial or operating performance targets early in the year to create a bonus pool intended to meet the requirements of Section 162(m) for such executive officers and reserves the right to reduce or otherwise set the cash incentive amounts taking other factors into account. As a result, the Section 162(m) metrics are not the primary metrics used in determining the relevant cash incentive awards to these executive officers.

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Clawback Provisions

We have not adopted express “clawback” provisions with respect to compensation elements which would allow the Company to recoup paid compensation from designated officers in the event of a financial restatement. The Committee has deferred taking action on clawbacks until such time as the regulations are issued pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act in order to ensure our policy will comply with the regulations. The Committee will continue to consider the appropriateness of clawback provisions in future compensation decisions.

Elements of Post-Termination Compensation

Savings Investment Plan

The savings investment plan is a tax-qualified retirement savings plan, or 401(k) plan, in which all employees, including the NEOs, may participate. It allows participants to contribute the lesser of up to 50% of their annual salary, or the limit prescribed by the Internal Revenue Service, on a pre-tax basis. We match 100% of the first six percent of a participant’s eligible pre-tax contribution. Participants are 100% vested in the Company’s contributions after five years of service, vesting 20% per year.

During 2013, we continued the practice, established in 2011 after the termination of the pension plan, of contributing 9% of salary and bonus of all eligible employees, including all eligible NEOs, into the 401(k) plan (or into the non-qualified deferred compensation plan to the extent in excess of the qualified plan limits). Participants are 100% vested in the Company’s contributions after five years of service, vesting 20% per year. The 9% contribution is approved annually by the Board of Directors and in October 2013, the Board approved continuation of the contribution for 2014.

Deferred Compensation Plan

The non-qualified deferred compensation plan provides supplemental retirement income benefits for our NEOs, other officers and other key employees, through voluntary deferrals of salary, bonus and certain long-term incentives. It also allows for the Company to provide its full 6% percent match and 9% non-elective contribution when contributions of the matching amount cannot be made to our 401(k) plan due to federal income tax limitations. The plan allows the officers to defer the receipt and taxation of income until retirement from the Company. We make no additional contributions to, nor do we pay in excess of market interest rates on, the deferred compensation plan. Amounts deferred by an officer under the deferred compensation plan are held and invested by the Company in various mutual funds and other investment options selected by the officer at the time of deferral. For additional information about the deferred compensation plan, including the investment options and the manner of distributions, see “Non-Qualified Deferred Compensation” below.

Retiree Medical Coverage

NEOs are eligible for certain health benefits for retired employees, including their spouses, eligible dependents and surviving spouses. The health care plans are contributory with participants’ contributions adjusted annually. Employees become eligible for this benefit if they meet certain age and service requirements at retirement.

Change in Control Agreements

We have entered into change in control agreements with the NEOs and certain other officers that provide for cash payments and certain other benefits in the event that the employee is actually or constructively terminated within two years of a change in control event. This program has been in place since 1995,

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with some modifications in 2001. At both of these time frames, many of the industry peer group and industry generally had in place some form of change-in-control program. When approving the plan in 1995 with minor modifications in 2001, the Committee reviewed data regarding similar plans within the peer group and the Company’s industry generally and applied its judgment to determine whether triggering events and benefit levels under these agreements were necessary to meet the Committee’s objectives of encouraging such employees to remain with the Company in the event of a change in control during circumstances suggesting a change in control might occur. The Committee believes this program is important in recruiting and retaining strong leadership and to encourage retention in these situations.

The cash payments include three times the sum of base salary and the highest bonus paid in the last three years or targeted to be paid in the year of termination. Benefits include continued eligibility for medical, dental and life insurance for three years, provided the employee pays the premiums, three years service credit in retirement plans, limited outplacement assistance and tax gross-up on excise taxes for agreements that were in place prior to 2010. In 2010, the Committee adopted a policy to exclude excise tax gross-up provisions for change in control agreements adopted after that date. The award agreements for the equity awards also contain accelerated vesting immediately upon a change in control, subject, in the case of the traditional performance shares, to the achievement of the prescribed performance conditions as of the last day of the month immediately preceding the month in which the change in control event occurs.

The Committee generally views the potential payments and benefits under the change in control agreements as a separate compensation element because such payments and benefits are not expected to be paid in a particular year and serve a different purpose for the executive other than elements of compensation. Accordingly, those payments and benefits do not significantly affect decisions regarding other elements of compensation.

Stock Ownership Guidelines

The Corporate Governance and Nominations Committee and the Board of Directors have adopted stock ownership guidelines for our officers and directors. Under those guidelines, the Chief Executive Officer and the Chief Financial Officer are expected to hold 30% of the after-tax shares received upon the vesting or exercise of an equity award until such time as they have accumulated six times their base salary. All other Vice Presidents are expected to hold 30% of the after-tax shares received upon the vesting or exercise of an equity award until such time as they have accumulated three times their base salary. All of the NEOs have reached the required level of shareholdings under the stock ownership guidelines. Non-employee directors must hold 100% of their restricted stock units until they cease to be a director.

Anti-hedging Policy

In October 2013, the Company adopted a policy prohibiting directors and officers from speculative trading in Company securities, including hedging transactions, short selling, and trading in put options, call options, swaps or collars. The policy was effective immediately and to our knowledge all directors and executive officers are in compliance with the policy.

Conclusion

We believe these executive compensation policies and programs effectively serve the interests of the shareholders and the Company. The Committee has worked over the years to devise, manage and provide an executive compensation program that meets its intended objectives and contributes to the Company’s overall success.

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Effects on Say on Pay Votes and Shareholder Outreach

In setting 2013 executive compensation, the Committee considered the outcome of the say-on-pay vote at the 2012 annual meeting, which reflected the approval of 95.24% of the shareholders who voted on the matter, as strongly supportive of our pay practices and programs. As a result, the Committee concluded that the 2013 compensation paid to our NEOs and our overall pay practices did not require substantial revision to address shareholder concerns. This conclusion was further affirmed at the 2013 annual meeting, with a say-on-pay vote reflecting the approval of 96.36% of the shares voted on the matter, and in input received from our top institutional shareholders in our regular outreach program during the period after the 2013 annual meeting. This continued positive support from both the annual say-on-pay vote and direct communications with shareholders was considered by the Committee in its decision not to make substantial changes to the program in setting 2014 executive compensation.

Compensation Consultant

The Committee employs the services of an executive compensation consultant. In 2013, the Committee engaged Meridian as its independent consultant, and Meridian has also been retained by the Committee for 2014. Meridian is responsible for preparing and presenting a comprehensive competitive market study of the compensation levels and practices for a group of industry peers. The Committee-approved industry peer group is listed and described in more detail above at “Industry Peer Group.” Meridian is also responsible for preparing and presenting an outside director compensation study using the same industry peer group. The Committee relies on Meridian for input on pay philosophy, current market trends, legal and regulatory considerations and prevalence of benefit and perquisite programs. A representative of Meridian attends all regular meetings of the Committee and participates in most executive sessions.

In October 2013, the Committee reviewed the independence of Meridian, and found it to be independent and without conflicts of interest in providing services to the Committee. In making such determination, the Committee considered the six factors established by the NYSE effective July 2013. Fees paid by the Company to Meridian account for less than 1% of Meridian’s total annual revenues. The Committee reviewed Meridian’s policies and procedures designed to prevent conflicts of interest. To the knowledge of Meridian, there are no personal relationships among Meridian partners, consultants or employees and members of the Committee or the Company’s management. To the knowledge of Meridian, none of the Meridian partners, consultants or employees providing services the Committee owns Company stock. Meridian works exclusively for the Committee and performs no services directly for management. Management does not retain the services of a compensation consultant.

Role of Executives in Establishing Compensation

The President and CEO, the Executive Vice President and CFO, and the Corporate Secretary and Managing Counsel each play a role in our compensation process. With the benefit of Meridian’s independent competitive market study, the CEO makes compensation recommendations to the Committee for our other officers, but not for his own compensation. The CEO considers internal pay equity issues, individual performance and Company performance in making his recommendations to the Committee. The Executive Vice President and CFO makes recommendations to the CEO for the officers who are his direct reports. The Human Resources Department provides the Committee survey data from a wider group of companies in the energy sector than the industry peer group described above, which the Committee uses for evaluation of non-executive compensation trends, and general administrative support implementing the Committee’s decisions. The executives listed above, together with the Corporate Secretary and Managing Counsel, prepare materials and agenda

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for the Committee meetings and also prepare the long-term equity plans as directed by the Committee for its review and consideration. Certain of the noted officers attend the Committee meetings; however, the officers are generally excused from the meetings to enable the Committee to meet privately in executive session, both with and without the compensation consultant also being present. The Committee has delegated to management authority to administer the long-term incentive plans in accordance with the terms and conditions of the shareholder approved plans, the specific award agreements and the specific individual awards approved by the Committee and, as needed, by the Board of Directors.

Executive Compensation Business Risk Review

The ownership stake in the Company provided by our equity-based compensation, the extended vesting of these awards and our stock ownership guidelines are designed to align the interests of our NEOs with our shareholders, maximize performance and promote executive retention. At the same time, the Committee believes, with the concurrence of our independent consultant, that, as a result of our focus on long-term incentive compensation, our use of balanced long-term incentives, the metric diversification and capped opportunities in our annual bonus plan and long-term incentives, and our stock ownership guidelines, our executive compensation program does not encourage management to take unreasonable risks related to the Company’s business.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the above Compensation Discussion and Analysis and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Rhys J. Best (Chairman)
James R. Gibbs
P. Dexter Peacock

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EXECUTIVE COMPENSATION

Summary Compensation

The table below summarizes the total compensation paid to or earned by each of the CEO, the CFO and the next three most highly compensated executive officers (“NEOs”) for the fiscal year ended December 31, 2013. Cash bonus amounts paid under the Company’s 2004 Incentive Plan, which are listed in the column titled “Non-Equity Incentive Plan Compensation,” were determined by the Committee at its February 19, 2014 meeting for 2013 performance and, to the extent not deferred by the executive, were paid out shortly thereafter. For additional information about Non-Equity Incentive Plan Compensation, see “Annual cash incentive bonus” above. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Dan O. Dinges Chairman, President and Chief Executive Officer	2013	$800,962	-	$6,045,748	-	$2,000,000	-	$266,154	$9,112,864
	2012	$678,205	-	$4,265,387	$931,758	$1,750,000	-	$238,540	$7,863,890
	2011	$641,667	-	$3,715,993	$854,895	$1,625,000	$18,270	$200,032	$7,055,857
Scott C. Schroeder Executive Vice President, Chief Financial Officer and Treasurer	2013	$444,231	-	$2,599,587	-	$1,112,500	-	$173,144	$4,329,462
	2012	$405,256	-	$1,653,926	$361,283	$1,050,000	-	$152,647	$3,623,112
	2011	$377,500	-	$1,336,063	$307,377	$855,000	$44,279	$122,234	$3,042,453
Jeffrey W. Hutton Senior Vice President, Marketing	2013	$336,154	-	$846,386	-	$595,000	-	$114,134	$1,891,674
	2012	$306,179	-	$548,399	$119,797	$580,000	-	$88,157	$1,642,532
	2011	$272,167	-	$513,557	$118,148	$376,750	$51,684	$77,033	$1,409,339
G. Kevin Cunningham Vice President and General Counsel	2013	$332,115	-	$785,958	-	$527,630	-	$101,170	$1,746,873
	2012	$308,846	-	$548,399	$119,797	$475,000	-	$99,862	$1,551,904
	2011	$286,667	-	$417,546	$96,063	$507,500	-	$82,016	$1,389,792
Phillip L. Stalnaker Vice President and Regional Manager, North Region	2013	$295,192	-	$785,958	-	$575,000	-	$89,540	$1,745,690
	2012	$266,378	-	$391,758	$85,562	$430,000	-	$74,254	$1,247,952

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(1)	Cash bonuses paid pursuant to the 2004 Incentive Plan for 2013 annual performance are listed under the column “Non-Equity Incentive Plan Compensation.”

(2)	The amounts in this column reflect the grant date fair value with respect to both the TSR and the hybrid performance share awards for the relevant fiscal year in accordance with the FASB ASC Topic 718. The grant date fair value of the hybrid performance share awards was computed by using the average of the Company’s high and low stock trading price on the date of grant. The grant date fair values per share used to compute the amounts in this column for the hybrid performance shares are as follows:

Grant Date	Grant Date Fair Value per Share	Award Types Included
February 17, 2011	$10.19	Hybrid Performance Shares
February 16, 2012	$17.59	Hybrid Performance Shares
February 21, 2013	$26.62	Hybrid Performance Shares

TSR performance shares granted on February 11, 2011, February 16, 2012 and February 21, 2013 were valued using a Monte Carlo model and the grant date fair values per share used for financial reporting purposes were $11.08, $20.69 and $35.89, respectively. Assumptions used in the Monte Carlo model for these grants, as well as additional information regarding accounting for performance share awards, are included in Notes 11, 12 or 13 of the Notes to the Consolidated Financial Statements included in the Company’s Form 10-K for the years shown.

(3)	The amounts in this column reflect the grant date fair value with respect to Stock Appreciation Rights (“SARs”) for the relevant fiscal year, in accordance with ASC Topic 718, using a Black-Scholes model. Assumptions used in the calculation of these amounts are included in Notes 11, 12 or 13 of the Notes to the Consolidated Financial Statements included in the Company’s Form 10-K for the years shown. SARs have not been repriced or otherwise materially modified.

(4)	The amounts in this column reflect cash incentive awards to the NEOs under the 2004 Incentive Plan, which is discussed in detail above under “Annual Cash Incentive Bonus.”

(5)	The amounts in this column for 2011 reflect the actuarial increase in the present value of the NEOs benefit under the Company’s pension plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. The pension plan was terminated in 2010. There are no amounts in this column for 2012 or 2013 because accrued benefits under the pension plan were distributed to the NEOs in June 2012. There were no above-market or preferential earnings on deferred compensation.

(6)	The amounts in this column include the Company’s matching contribution to the Savings Investment Plan (401(k) Plan), which is discussed above under “Elements of Post-Termination Compensation-Savings Investment Plan.” For 2013, such contribution totaled $15,300 for each NEO. The amounts also include the 9% Company retirement contribution to the 401(k) plan or to the deferred compensation plan, to the extent in excess of the 401(k) plan limits. Such contribution for 2013 totaled $211,386 for Mr. Dinges; $116,281 for Mr. Schroeder; $64,254 for Mr. Hutton; $54,440 for Mr. Cunningham and $43,804 for Mr. Stalnaker. The amounts also include for each NEO some or all of the following:

•	Premiums paid on executive term life insurance;
•	Club dues;
•	Executive physical examination for the NEOs and their spouses;
•	A financial and tax planning stipend of up to $3,000 per year; and
•	Spouse travel to certain business meetings.

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2013 Grants of Plan-Based Awards

The table below reports all grants of plan-based awards made during 2013. All grants of awards were made under the Company’s 2004 Incentive Plan. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

										All Other
										Option
									All Other	Awards:	Exercise	Grant Date
									Stock	Number of	or Base	Fair Value
						Estimated Future Payouts			Awards:	Securities	Price Of	of Stock
			Estimated Possible Payouts Under			Under Equity Incentive Plan			Number	Underlying	Option	and Option
			Non-Equity Incentive Plan Awards			Awards			of Shares	Options	Awards	Awards
			Threshold	Target	Maximum	Threshold	Target	Maximum
Name	‘	Grant Date	($)	($)	($) (1)	(#)	(#) (2)	(#) (1)	(#)	(#)	($/Sh)	($) (4)
Dan O. Dinges		02/21/2013	$0	$825,000	$2,062,500
		02/21/2013				0	112,720	225,440				$4,045,521
		02/21/2013					75,140					$2,000,227
Scott C.		02/21/2013	$0	$450,000	$1,125,000
Schroeder		02/21/2013				0	48,460	96,920				$1,739,229
		02/21/2013					32,320					$860,358
Jeffrey W.		02/21/2013	$0	$238,000	$595,000
Hutton		02/21/2013				0	15,780	31,560				$566,344
		02/21/2013					10,520					$280,042
G. Kevin		02/21/2013	$0	$234,500	$586,250
Cunningham		02/21/2013				0	14,660	29,320				$526,147
		02/21/2013					9,760					$259,811
Phillip L.		02/21/2013	$0	$210,000	$525,000
Stalnaker		02/21/2013				0	14,660	29,320				$526,147
		02/21/2013					9,760					$259,811

(1)	Amounts in this column represent a bonus payout of 250% of target. See discussion of the bonus factor applicable to the 2013 annual cash incentive bonus in the “Compensation Discussion and Analysis” above under “Annual Cash Incentive Bonus.” See also the actual bonus awards for 2013 in the “Non-Equity Incentive Plan Compensation” column of the “2013 Summary Compensation Table” above.

(2)	The first amount in this column for each NEO represents 100% of TSR performance shares, which will be paid out based on the relative total shareholder return on the Company’s stock over the three year period from January 1, 2013 to December 31, 2015, if the Company’s total shareholder return ranks 9th or higher out of its peer group of fifteen companies, including the Company. The second amount in this column for each NEO represents 100% of hybrid performance shares, which vest 25% on each of the first and second anniversaries of the date of grant and 50% on the third anniversary of the date of grant, provided the Company has $100 million or more operating cash flow in the fiscal year prior to the vesting date.

(3)	Amounts in this column represent 200% of the targeted TSR performance shares, although amounts earned in excess of 100% up to 200% are paid in cash, rather than shares, based on the average of the high and low trading prices of a share of Common Stock on the last day of the performance period. See discussion of the additional terms of the TSR performance shares below.

(4)	The amounts in this column reflect the grant date fair value of the TSR performance shares and the hybrid performance shares granted in 2013, as computed in accordance with ASC Topic 718. The TSR performance share awards were valued using a Monte Carlo model and the grant date fair value per share used for financial reporting purposes was $35.89. The hybrid performance share awards were valued using the average of the Company’s high and low stock trading price on the date of grant, which was $26.62. Additional assumptions used in the Monte Carlo model for TSR performance shares and other assumptions used in the calculation of these amounts, are included in footnote 13 of the Notes to the Consolidated Financial Statements included in the Form 10-K.

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TSR performance shares

The TSR performance shares awarded in 2013 have a three-year performance period, which commenced January 1, 2013 and ends December 31, 2015. Each TSR performance share represents the right to receive, after the end of the performance period, from 0% to 200% of a share of Common Stock (with amounts over 100% paid in cash), based on the Company’s performance. The performance criteria that determines the payout per performance share is the relative total shareholder return on the Company’s Common Stock as compared to the total shareholder return on the common equity of each company in a comparator group. For this purpose, total shareholder return is expressed as a percentage equal to common stock price appreciation as averaged for the first and last month of the performance period, plus dividends (on a cumulative reinvested basis). The comparator group consists of the companies listed above under “Industry Peer Group.” If any member of the comparator group ceases to have publicly traded common stock or if as a result of other business transactions becomes incomparable, it may be removed from the comparator group and a replacement company added by the Compensation Committee, or the Committee may decide to reduce the peer group to the remaining companies.

After the end of the performance period, the Company will issue shares of Common Stock and pay cash in respect of each TSR performance share based on the relative ranking of the Company versus the comparator group for total shareholder return during the performance period using the following scale:

Company Relative Placement	Percent Performance Shares	Value Consideration
1-2 (highest)	200%	100% stock / 100% cash
3	185%	100% stock / 85% cash
4	170%	100% stock / 70% cash
5	155%	100% stock / 55% cash
6	140%	100% stock / 40% cash
7	125%	100% stock / 25% cash
8	110%	100% stock / 10% cash
9	100%	stock
10	90%	stock
11	75%	stock
12	60%	stock
13	45%	stock
14	30%	stock
15	15%	stock
16-17 (lowest)	0

As noted above, in the event of a relative ranking of 1 through 8, corresponding to a percentage payout above 100%, a share of TSR performance stock will entitle the participant to receive one full share of Common Stock with respect to the first 100% of the payout and the balance of the payout in cash, in an amount based on the fair market value of a share of Common Stock at the end of the performance period. The Committee certifies the Company’s relative placement and the resulting level of achievement of the performance share awards prior to the issuance of Common Stock and cash, if any.

If a participant is not an employee on the last day of the performance period due to death, disability or retirement, Common Stock will be issued on the original performance period schedule and the level of payout will be determined as with all other participants, except that (i) if the participant retires and thereafter accepts an offer of employment from a competitor at any time prior to the receipt of Common Stock, the participant will forfeit the right to receive such Common Stock and (ii) in the case of a retirement, the participant must be an employee on September 30th of the year the award is granted in order to continue vesting in the award. If a participant is not an employee on the date the Compensation Committee certifies the Company’s achievement level with respect to the TSR performance shares due to any other voluntary or involuntary termination, no Common Stock or cash will be issued in respect of the participant’s

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TSR performance share award unless otherwise determined by the Compensation Committee. Prior to the issuance of shares of Common Stock in respect of a TSR performance share award, the participant will have no right to vote or receive dividends on the shares. The TSR performance share award may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change In Control (as defined) all unvested TSR performance shares shall vest to the extent of actual performance as of the Change In Control. Actual performance as of the Change In Control is based on the greater of (i) total shareholder return through the end of the month prior to the Change In Control or (ii) total shareholder return through the end of the month prior to the Change In Control calculated using the value realized by shareholders in the Change In Control event. In the event the Company ceases to have publicly traded Common Stock as a result of a business combination or other extraordinary transaction, the performance period will be terminated effective upon the date of such cessation.

Hybrid performance shares

The hybrid performance shares awarded in 2013 vest 25% on each of the first two anniversaries of the date of grant and 50% on the third anniversary of the date of grant, provided the Company has $100 million or more operating cash flow in the fiscal year prior to the vesting date. If the performance metric is not met in any given year, then the respective tranche of hybrid performance shares will be forfeited. Unvested hybrid performance shares will be forfeited if, during the three-year vesting period, the executive voluntarily leaves the Company. In the event of an involuntary termination by the Company, the Compensation Committee will determine whether the unvested hybrid performance shares will be forfeited. In the event of an employment termination due to death, disability or retirement, all unvested hybrid performance shares will vest in accordance with the original vesting schedule except that (i) if the participant retires and thereafter accepts an offer of employment from a competitor at any time prior to the receipt of hybrid performance shares, the participant will lose the right to receive such hybrid performance shares and (ii) in the case of a retirement, the participant must be an employee on September 30th of the year the award is granted in order to continue vesting in the award. Prior to vesting, the participant has no right to vote or receive dividends on such shares. The hybrid performance shares may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change In Control (as defined), the unvested hybrid performance shares will vest.

In the event of any merger, reorganization, recapitalization, separation, liquidation, stock dividend, share combination or other change in the corporate structure of the Company affecting the performance shares, the number of performance shares will be equitably adjusted by the Compensation Committee to prevent dilution or enlargement of rights.

For additional information about the treatment of certain of Mr. Dinges’ awards in the event of an employment termination, see “Potential Payments Upon Termination or Change In Control” below.

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Outstanding Equity Awards at Fiscal Year-End 2013

The table below reports for each NEO outstanding equity awards at December 31, 2013. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)
Dan O.	120,364	60,184	-	$10.19	2/17/2018
Dinges	38,084	76,172	-	$17.59	2/16/2019
			-					224,146	$8,687,899
			-					207,688	$8,049,987
Scott C.	43,276	21,640	-	$10.19	2/17/2018
Schroeder	14,766	29,536	-	$17.59	2/16/2019
			-					91,666	$3,552,974
			-					82,072	$3,181,111
Jeffrey W.	16,632	8,320	-	$10.19	2/17/2018
Hutton	4,896	9,794	-	$17.59	2/16/2019
			-					30,106	$1,166,909
			-					28,124	$1,090,086
G. Kevin	13,524	6,764	-	$10.19	2/17/2018
Cunningham	4,896	9,794	-	$17.59	2/16/2019
			-					28,986	$1,123,497
			-					25,860	$1,002,334
Phillip L.	10,816	5,412	-	$10.19	2/17/2018
Stalnaker	3,496	6,996	-	$17.59	2/16/2019
			-					24,894	$964,891
			-					21,824	$845,898
(1)	Amounts in this column represent the exercisable portion of SARs granted in various years, all of which vest ratably on the first, second and third anniversaries of the date of grant and have a seven-year term. Unvested SARs will be forfeited and vested SARs must be exercised within 90 days if the executive voluntarily leaves the Company. In the event of an involuntary termination by the Company, the Compensation Committee may extend the exercise period for vested SARs from 90 days to 36 months. In the event of an employment termination due to death, disability or retirement, all SARs will vest except that (i) if the participant retires and thereafter accepts an offer of employment from a competitor at any time prior to the exercise of the SARs, the participant will lose the right to exercise any remaining SARs and the remaining SARs shall be forfeited and (ii) in the case of a retirement, the participant must be an employee on September 30th of the year the award is granted in order to continue vesting in the award. The SAR award may not be assigned or transferred except by will or the laws of descent and distribution. In the event of a Change In Control (as defined) all unvested SARs shall vest and remain exercisable throughout the term of the SAR, provided the Company’s stock is still trading on a national stock exchange.
(2)	Amounts in this column represent the unexercisable portion of SARs granted in various years, all of which vest ratably on the first, second and third year anniversaries of the date of grant and have a seven year term.
(3)	The first amount in this column for each NEO is TSR performance share awards. The terms and conditions of the TSR performance share awards are described in the narrative following the “2013 Grants of Plan-Based Awards” table above. The TSR performance shares vest, if at all, for each executive as follows (assuming 100% payout):

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Date	Dan O. Dinges	Scott C. Schroeder	Jeffrey W. Hutton	G. Kevin Cunningham	Phillip L. Stalnaker
12/31/2014	111,426	43,206	14,326	14,326	10,234
12/31/2015	112,720	48,460	15,780	14,660	14,660

The second amount in this column for each NEO is hybrid performance shares. The terms and conditions of the hybrid performance share awards are described in the narrative following the “2013 Grants of Plan-Based Awards” table above. The hybrid performance shares vest, if at all, for each executive as follows:

Date	Dan O. Dinges	Scott C. Schroeder	Jeffrey W. Hutton	G. Kevin Cunningham	Phillip L. Stalnaker
2/17/2014	58,264	20,948	8,052	6,548	5,240
2/16/2014	37,142	14,402	4,776	4,776	3,412
2/16/2015	37,142	14,402	4,776	4,776	3,412
2/21/2014	18,784	8,080	2,630	2,440	2,440
2/21/2015	18,786	8,080	2,630	2,440	2,440
2/21/2016	37,570	16,160	5,260	4,880	4,880
(4)	Market value is based on the $38.76 per share closing price of the Company’s common stock on December 31, 2013.

2012 Option Exercises and Stock Vested

The table below reports stock options that were exercised and performance shares that vested during 2013. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Dan O. Dinges	468,280	$14,739,753	323,930	(2)	$10,827,598	(2)(4)
			-		$6,748,565	(3)
Scott C. Schroeder	289,480	$8,775,279	118,342	(2)	$3,944,277	(2)(4)
			-		$2,426,407	(3)
Jeffrey W. Hutton	121,920	$3,662,556	54,292	(2)	$1,462,755	(2)(4)
			-		$932,663	(3)
G. Kevin Cunningham	0	$0	11,322	(2)	$1,067,957	(2)(4)
			-		$758,300	(3)
			12,000	(5)	$328,200	(5)
Phillip L. Stalnaker	14,940	$414,809	29,526	(2)	$984,453	(2)(4)
			-		$606,640	(3)
(1)	The amounts in this column relate to exercises of SARs and represent the difference between the closing price of the Company’s common stock on the dates of exercise and the exercise price of the SARs, times the number of shares of common stock underlying the SARs exercised.
(2)	Represents the number of shares and value realized for TSR performance shares, the performance period for which was January 1, 2011 through December 31, 2013 and which paid out at 200% of target upon the Compensation Committee’s certification of the results on January 2, 2014, and hybrid performance shares that vested in February 2013, upon the Compensation Committee’s certification of the performance metric of achieving at least $100 million of operating cash flow in 2012.
(3)	Represents the cash portion of the TSR performance share award for performance in excess of 100% of target.
(4)	These amounts represent the closing price of the Company’s common stock on the vesting dates times the number of shares acquired and do not indicate that there was a sale of these shares by the NEO.
(5)	These shares include 12,000 performance shares, the performance period for which was January 1, 2010 through December 31, 2012, that vested on February 20, 2013. The value realized is based on the closing price of the company’s common stock on the vesting date.

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2013 Non-Qualified Deferred Compensation

The table below reports NEO contributions, Company contributions, earnings, and aggregate balances in the Company’s Deferred Compensation Plan for 2013.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($) (4)	Aggregate Balance at Last FYE ($) (5)
Dan O. Dinges	$0	$211,386	$4,629,578	$0	$14,213,824
Scott C. Schroeder	$0	$116,281	$3,304,102	$0	$9,610,419
Jeffrey W. Hutton	$0	$64,254	$82	$0	$814,660
G. Kevin Cunningham	$0	$54,441	$13	$0	$147,094
Phillip L. Stalnaker	$36,260	$43,804	$21,530	$0	$236,399
(1)	Amounts reported in this column are included in the Summary Compensation Table as salary and non-equity incentive plan compensation, as applicable.
(2)	Amounts reported in this column are included in the Summary Compensation Table as all other compensation.
(3)	Amounts reported in this column are not included in the Summary Compensation Table.
(4)	Distribution pursuant to election by the NEO.
(5)	Of the aggregate deferred compensation balances in this column, the following amounts are the total deferred amounts previously reported as compensation to the NEOs in prior years’ summary compensation tables, or would have been reported but for the executive not being an NEO in prior years, as salary, stock awards and non-equity incentive plan compensation, as applicable:

Dan O. Dinges	$4,833,437
Scott C. Schroeder	$2,592,540
Jeffrey W. Hutton	$553,350
G. Kevin Cunningham	$0
Phillip L. Stalnaker	$101,257

Up to 100% of salary and annual cash incentive bonus are permitted to be deferred into the Deferred Compensation Plan, subject to payment of Social Security, Medicare, incomes taxes (on compensation not deferred) and employee benefit plan withholding requirements. Prior to June 1, 2008, TSR performance shares were permitted to be deferred into the Deferred Compensation Plan. The Company also makes contributions to make up for certain matching and profit-sharing contributions which, due to IRS limitations, cannot be contributed to the Company’s tax-qualified savings investment plan (401(k) plan). Earnings on the deferred balances are determined by the executive’s investment selections at the time of deferral. The Company holds deferred amounts and earnings thereon as corporate assets, which are invested as elected by the executive. For 2013, the investment options and their respective rates of return follow:

Fund Name	Rate of Return	Fund Name	Rate of Return
Fidelity Retirement Money Market	0.01%	FID Freedom K 2005	8.15%
Fidelity Spartan U.S. Bond Index	-2.24%	FID Freedom K 2010	11.20%
Oakmark Equity & Income	24.25%	FID Freedom K 2015	11.96%
Oakmark Fund I	37.29%	FID Freedom K 2020	13.35%
Davis NY Venture	34.88%	FID Freedom K 2025	16.65%
Spartan 500 Index	32.33%	FID Freedom K 2030	18.21%
Fidelity Capital Appreciation K	36.11%	FID Freedom K 2035	20.86%
Lord Abbett Mid Cap Stock	30.76%	FID Freedom K 2040	21.25%
Calamos Growth Institution	33.47%	FID Freedom K 2045	21.84%
Fidelity Small Cap Stock	29.79%	FID Freedom K 2050	22.08%
Fidelity Int’l Discovery K	25.15%	FID Freedom K 2055	22.78%
Cabot Oil & Gas Common Stock	56.13%	FID Freedom K Income	4.60%
FID Freedom K 2000	4.56%

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Distributions from the Deferred Compensation Plan are based on the executive’s election at the time of deferral. Distribution elections may be modified, provided that the modification is made at least one year prior to the original time elected and the new election is moved out at least five years past the original time-based distribution election. Distribution elections can only be delayed not accelerated.

Potential Payments Upon Termination or Change In Control

Change In Control Benefits

The Company has entered into change in control agreements with each NEO and certain other officers of the Company. The Committee believes that these agreements encourage these executives to remain employed and to carry out their duties with the Company in the event of a change in control of the Company and during circumstances suggesting a change in control might occur. The Committee believes this program is important to maintaining strong leadership in those situations.

In the agreements, a “change in control” is generally defined to include:

•	any person or group becoming the beneficial owner of 35% or more of either the Company’s common stock or the combined voting power of the Company’s outstanding voting securities, with certain exceptions;

•	specified changes in a majority of the members of the Board of Directors;

•	a reorganization, merger or consolidation or sale or other disposition of substantially all of the Company’s assets being consummated, unless, following the transaction:

	-	the persons who were the beneficial owners of the Company prior to the transaction continue to own at least 50% of the common stock or other securities entitled to vote in the election of directors of the resulting entity in substantially the same proportions as prior to the transaction,

	-	no individual or entity (other than an entity resulting from the transaction) beneficially owns 35% or more of the common equity or voting power of the entity resulting from the transaction, except to the extent that such ownership existed prior to the transaction, and

	-	at least a majority of the members of the Board of Directors of the entity resulting from the transaction were members of the Company’s Board at the time the transaction was approved or entered into; and

•	a liquidation or dissolution of the Company.

The agreements provide that, in the event of a change in control or upon an occurrence deemed to be in anticipation of a change in control, the executives will receive certain benefits, provided that their employment is terminated within two years of such event. The executive will receive these benefits unless termination is:

•	for cause;

•	voluntary on the part of the executive (but not a constructive termination without cause); or

•	due to death or disability.

Benefits under the change in control agreements generally include:

•	a lump-sum cash payment equal to three times the sum of:

-	the executive’s base salary in effect immediately prior to the change in control or the executive’s termination, whichever is greater, and

-	the greater of (1) the executive’s target bonus for the year during which the change in control occurred or, if greater, the year during which the executive’s termination occurred, or (2) the executive’s actual bonus paid in any of the three fiscal years immediately preceding the change in control or, if termination of employment occurs prior to a change in control, termination of employment;

•	three years of continued medical, dental and life insurance coverage at the premium rate applicable to active executives; and

•	outplacement assistance in an amount up to 15% of the executive’s base salary.

Beginning in 2010, the Company ceased entering into agreements containing tax gross-up payments on payments to executives by the Company upon a change in control. The agreements in place prior to that time with all of the NEOs except Mr. Cunningham, who became an officer in September 2010, provide

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that in the event that excise taxes apply to payments to the executives by the Company upon a change in control, the Company will make an additional tax gross-up payment to the executive in an amount necessary to leave the executive “whole,” as if no excise tax had applied. No payments have been made to any of the NEOs under these agreements.

The award agreements for all of the NEOs’ long-term equity awards also include provisions for the immediate vesting of all unvested awards upon the change in control event, as follows:

•	payment with respect to traditional performance shares based on performance through the change in control event as more fully described above under “Grants of Plan-Based Awards;”

•	immediate vesting and exercisability of all of the executive’s stock options and SAR awards, with exercisability extended for the full term of the award;

•	immediate vesting and lapse of restrictions on any outstanding restricted stock grants; and

•	immediate vesting of any outstanding hybrid performance shares.

For a more detailed discussion of the terms of these awards, see above under “Grants of Plan-Based Awards.”

CEO Employment Agreement

In addition to a change in control agreement, we have entered into an employment agreement with Mr. Dinges. Under the terms of Mr. Dinges’ employment agreement, in the event of a change in control, Mr. Dinges will receive the more generous of the benefits and payments, as determined on a benefit-by-benefit basis, under either his change in control agreement or his employment agreement, but not both. The employment agreement provides that if Mr. Dinges terminates his employment for good reason (as defined) or if the Company terminates his employment other than for cause (as defined), Mr. Dinges will receive:

•	a lump-sum cash payment equal to two times his annual base salary plus two times his annual target bonus;

•	a 24-month continuation of medical and life insurance programs at the premium rate applicable to active executives;

•	full vesting of all of his restricted stock awards;

•	full vesting of all of his stock option awards and SAR awards, with exercisability extending for 36 months following termination (or the expiration of the original term, if earlier); and

•	full vesting of all of his performance shares, subject to the payout provisions in the underlying award agreements.

Potential Payments to NEOs

The tables below reflect the compensation payable to each NEO upon voluntary termination, retirement, involuntary not-for-cause termination, for cause termination, termination following a change in control and in the event of disability or death of the executive. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

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DAN O. DINGES, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

	Voluntary			Involuntary
	Termination			Not For		Change In
Executive Benefit and	for Good	Voluntary	Retirement	Cause	For Cause	Control
Payments Upon Separation	Reason	Termination	(1)	Termination	Termination	(2)	Disability	Death
Compensation
Multiple of Salary (0x, 2x or 3x)	$1,650,000	-	-	$1,650,000	-	$2,475,000	-	-
Multiple of Bonus (-x, 2x or 3x)	$1,650,000	-	-	$1,650,000	-	$5,250,000	-	-
Long-Term Incentive Compensation
Performance Share Vesting(3)	$16,737,886	-	$16,737,886	$16,737,886	-	$16,737,886	$16,737,886	$16,737,886
Stock Appreciation Rights Vesting(4)	$3,332,018	-	$3,332,018	$3,332,018	-	$3,332,018	$3,332,018	$3,332,018
Benefits & Perquisites
Payout of Deferred Compensation(5)	$14,213,824	$14,213,824	$14,213,824	$14,213,824	$14,213,824	$14,213,824	$14,213,824	$14,213,824
Health, Life, and Welfare Benefits Continuation	$30,414	-	-	$30,414	-	$45,621	-	-
Excise Tax & Gross-Up	-	-	-	-	-	-	-	-
Outplacement Services	-	-	-	-	-	123,750	-	-
Earned Vacation	-	-	-	-	-	-	-	-
Total	$37,614,142	$14,213,824	$34,283,728	$37,614,142	$14,213,824	$42,178,099	$34,283,728	$34,283,728

(1)	Mr. Dinges was retirement eligible on December 31, 2013.
(2)	Amounts in this column representing accelerated vestings of long-term incentive compensation will occur immediately upon the change in control event, pursuant to the terms of the awards.
(3)	The amounts set forth in this row represent a payout at achievement of 100% of pre-established performance objectives. Under normal conditions, the actual payout of the TSR performance awards will occur at the end of the relevant performance period, and may be higher or lower than 100% (up to a maximum of 200%) depending on the Company’s actual Total Shareholder Return ranking for the performance period. However, in the event of a change in control, the performance period will be shortened and payout will occur immediately following the change in control based on the greater of (i) Total Shareholder Return through the end of the month prior to the change in control, or (ii) Total Shareholder Return through the end of the month prior to the change in control using the value realized by shareholders in the change in control event. For hybrid performance shares, receipt of the full payout will occur at the original vesting dates set forth in the award agreements only if the relevant operating income targets are achieved, except in the case of a change in control, in which case full payout will be made immediately upon the change in control. These values were computed using the closing price of the Company’s common stock on December 31, 2013 of $38.76.
(4)	The value of the SARs was computed using the difference between the closing price of the Company’s common stock on December 31, 2013 of $38.76 and the grant price of the SARs, which was the average of the high and low prices of the Company’s common stock on the dates of grant of the SARs.
(5)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “2013 Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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SCOTT C. SCHROEDER, EXECUTIVE VICE PRESIDENT, CFO AND TREASURER

			Involuntary		Change In
Executive Benefit and Payments	Voluntary	Retirement	Not For Cause	For Cause	Control
Upon Separation	Termination	(1)	Termination	Termination	(2)	Disability	Death
Compensation
Multiple of Salary (0x or 3x)	-	-	-	-	$1,350,000	-	-
Multiple of Bonus (0x or 3x)	-	-	-	-	$3,150,000	-	-
Long-Term Incentive Compensation
Performance Share Vesting(3)	-	-	-	-	$6,734,085	$6,734,085	$6,734,085
Stock Appreciation Rights Vesting(4)	-	-	-	-	$1,243,532	$1,243,532	$1,243,532
Benefits & Perquisites
Payout of Deferred Compensation(5)	$9,610,418	$9,610,418	$9,610,418	$9,610,418	$9,610,418	$9,610,418	$9,610,418
Health, Life, and Welfare Benefits Continuation	-	-	-	-	$80,279	-	-
Excise Tax & Gross-Up	-	-	-	-	$5,418,828	-	-
Outplacement Services	-	-	-	-	$67,500	-	-
Earned Vacation	$35,697	$35,697	$35,697	$35,697	$35,697	$35,697	$35,697
Total	$9,646,115	$9,646,115	$9,646,115	$9,646,115	$27,690,339	$17,623,732	$17,623,732

(1)	Mr. Schroeder was not retirement eligible on December 31, 2013.
(2)	Amounts in this column representing accelerated vestings of long-term incentive compensation will occur immediately upon the change in control event, pursuant to the terms of the awards.
(3)	The amounts set forth in this row represent a payout at achievement of 100% of pre-established performance objectives. Under normal conditions, the actual payout of the TSR performance awards will occur at the end of the relevant performance period, and may be higher or lower than 100% (up to a maximum of 200%) depending on the Company’s actual Total Shareholder Return ranking for the performance period. However, in the event of a change in control, the performance period will be shortened and payout will occur immediately following the change in control based on the greater of (i) Total Shareholder Return through the end of the month prior to the change in control, or (ii) Total Shareholder Return through the end of the month prior to the change in control using the value realized by shareholders in the change in control event. For hybrid performance shares, receipt of the full payout will occur at the original vesting dates set forth in the award agreements only if the relevant operating income targets are achieved, except in the case of a change in control, in which case full payout will be made immediately upon the change in control. These values were computed using the closing price of the Company’s common stock on December 31, 2013 of $38.76.
(4)	The value of the SARs was computed using the difference between the closing price of the Company’s common stock on December 31, 2013 of $38.76 and the grant price of the SARs, which was the average of the high and low prices of the Company’s common stock on the dates of grant of the SARs.
(5)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “2013 Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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JEFFREY W. HUTTON, SENIOR VICE PRESIDENT, MARKETING

			Involuntary		Change In
Executive Benefit and Payments	Voluntary	Retirement	Not For Cause	For Cause	Control
Upon Separation	Termination	(1)	Termination	Termination	(2)	Disability	Death
Compensation
Multiple of Salary (0x or 3x)	-	-	-	-	$1,020,000	-	-
Multiple of Bonus (0x or 3x)	-	-	-	-	$1,740,000	-	-
Long-Term Incentive Compensation
Performance Share Vesting(3)	-	$2,256,995	-	-	$2,256,995	$2,256,995	$2,256,995
Stock Appreciation Rights Vesting(4)	-	$445,041	-	-	$445,041	$445,041	$445,041
Benefits & Perquisites
Payout of Deferred Compensation(5)	$814,660	$814,660	$814,660	$814,660	$814,660	$814,660	$814,660
Health, Life, and Welfare Benefits Continuation	-	-	-	-	$35,733	-	-
Excise Tax & Gross-Up	-	-	-	-	-	-	-
Outplacement Services	-	-	-	-	$51,000	-	-
Earned Vacation	$21,740	$21,740	$21,740	$21,740	$21,740	$21,740	$21,740
Total	$836,400	$3,538,436	$836,400	$836,400	$6,385,169	$3,538,436	$3,538,436

(1)	Mr. Hutton was retirement eligible on December 31, 2013.
(2)	Amounts in this column representing accelerated vestings of long-term incentive compensation will occur immediately upon the change in control event, pursuant to the terms of the awards.
(3)	The amounts set forth in this row represent a payout at achievement of 100% of pre-established performance objectives. Under normal conditions, the actual payout of the TSR performance awards will occur at the end of the relevant performance period, and may be higher or lower than 100% (up to a maximum of 200%) depending on the Company’s actual Total Shareholder Return ranking for the performance period. However, in the event of a change in control, the performance period will be shortened and payout will occur immediately following the change in control based on the greater of (i) Total Shareholder Return through the end of the month prior to the change in control, or (ii) Total Shareholder Return through the end of the month prior to the change in control using the value realized by shareholders in the change in control event. For hybrid performance shares, receipt of the full payout will occur at the original vesting dates set forth in the award agreements only if the relevant operating income targets are achieved, except in the case of a change in control, in which case full payout will be made immediately upon the change in control. These values were computed using the closing price of the Company’s common stock on December 31, 2013 of $38.76.
(4)	The value of the SARs was computed using the difference between the closing price of the Company’s common stock on December 31, 2013 of $38.76 and the grant price of the SARs, which was the average of the high and low prices of the Company’s common stock on the dates of grant of the SARs.
(5)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “2013 Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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G. KEVIN CUNNINGHAM, VICE PRESIDENT AND GENERAL COUNSEL

			Involuntary		Change In
Executive Benefit and Payments	Voluntary	Retirement	Not For Cause	For Cause	Control
Upon Separation	Termination	(1)	Termination	Termination	(2)	Disability	Death
Compensation
Multiple of Salary (0x or 3x)	-	-	-	-	$1,005,000	-	-
Multiple of Bonus (0x or 3x)	-	-	-	-	$1,522,500	-	-
Long-Term Incentive Compensation
Performance Share Vesting(3)	-	-	-	-	$2,125,831	$2,125,831	$2,125,831
Stock Appreciation Rights Vesting(4)	-	-	-	-	$400,586	$400,586	$400,586
Restricted Stock Vesting
Benefits & Perquisites
Payout of Deferred Compensation(5)	$147,094	$147,094	$147,094	$147,094	$147,094	$147,094	$147,094
Health, Life, and Welfare Benefits Continuation	-	-	-	-	$38,529	-	-
Excise Tax & Gross-Up	-	-	-	-	-	-	-
Outplacement Services	-	-	-	-	$50,250	-	-
Earned Vacation	$161	$161	$161	$161	$161	$161	$161
Total	$147,255	$147,255	$147,255	$147,255	$5,289,951	$2,673,672	$2,673,672

(1)	Mr. Cunningham was not retirement eligible on December 31, 2013.
(2)	Amounts in this column representing accelerated vestings of long-term incentive compensation will occur immediately upon the change in control event, pursuant to the terms of the awards.
(3)	The amounts set forth in this row represent a payout at achievement of 100% of pre-established performance objectives. Under normal conditions, the actual payout of the TSR performance awards will occur at the end of the relevant performance period, and may be higher or lower than 100% (up to a maximum of 200%) depending on the Company’s actual Total Shareholder Return ranking for the performance period. However, in the event of a change in control, the performance period will be shortened and payout will occur immediately following the change in control based on the greater of (i) Total Shareholder Return through the end of the month prior to the change in control, or (ii) Total Shareholder Return through the end of the month prior to the change in control using the value realized by shareholders in the change in control event. For hybrid performance shares, receipt of the full payout will occur at the original vesting dates set forth in the award agreements only if the relevant operating income targets are achieved, except in the case of a change in control, in which case full payout will be made immediately upon the change in control. These values were computed using the closing price of the Company’s common stock on December 31, 2013 of $38.76.
(4)	The value of the SARs was computed using the difference between the closing price of the Company’s common stock on December 31, 2013 of $38.76 and the grant price of the SARs, which was the average of the high and low prices of the Company’s common stock on the dates of grant of the SARs.
(5)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “2013 Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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PHILLIP L. STALNAKER, VICE PRESIDENT AND REGIONAL MANAGER, NORTH REGION

			Involuntary		Change In
Executive Benefit and Payments	Voluntary	Retirement	Not For Cause	For Cause	Control
Upon Separation	Termination	(1)	Termination	Termination	(2)	Disability	Death
Compensation
Multiple of Salary (0x or 3x)	-	-	-	-	$900,000	-	-
Multiple of Bonus (0x or 3x)	-	-	-	-	$1,290,000	-	-
Long-Term Incentive Compensation
Performance Share Vesting(3)	-	-	-	-	$1,810,789	$1,810,789	$1,810,789
Stock Appreciation Rights Vesting(4)	-	-	-	-	$302,726	$302,726	$302,726
Benefits & Perquisites
Payout of Deferred Compensation(5)	$236,399	$236,399	$236,399	$236,399	$236,399	$236,399	$236,399
Health, Life, and Welfare Benefits Continuation	-	-	-	-	$81,208	-	-
Excise Tax & Gross-Up	-	-	-	-	$2,201,864	-	-
Outplacement Services	-	-	-	-	$45,000	-	-
Earned Vacation	$7,716	$7,716	$7,716	$7,716	$7,716	$7,716	$7,716
Total	$244,115	$244,115	$244,115	$244,115	$6,875,702	$2,357,630	$2,357,630

(1)	Mr. Stalnaker was not retirement eligible on December 31, 2013.
(2)	Amounts in this column representing accelerated vestings of long-term incentive compensation will occur immediately upon the change in control event, pursuant to the terms of the awards.
(3)	The amounts set forth in this row represent a payout at achievement of 100% of pre-established performance objectives. Under normal conditions, the actual payout of the TSR performance awards will occur at the end of the relevant performance period, and may be higher or lower than 100% (up to a maximum of 200%) depending on the Company’s actual Total Shareholder Return ranking for the performance period. However, in the event of a change in control, the performance period will be shortened and payout will occur immediately following the change in control based on the greater of (i) Total Shareholder Return through the end of the month prior to the change in control, or (ii) Total Shareholder Return through the end of the month prior to the change in control using the value realized by shareholders in the change in control event. For hybrid performance shares, receipt of the full payout will occur at the original vesting dates set forth in the award agreements only if the relevant operating income targets are achieved, except in the case of a change in control, in which case full payout will be made immediately upon the change in control. These values were computed using the closing price of the Company’s common stock on December 31, 2013 of $38.76.
(4)	The value of the SARs was computed using the difference between the closing price of the Company’s common stock on December 31, 2013 of $38.76 and the grant price of the SARs, which was the average of the high and low prices of the Company’s common stock on the dates of grant of the SARs.
(5)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “2013 Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013 regarding the number of shares of Common Stock that may be issued under the Company’s 2004 Incentive Plan, which is the only equity compensation plan with awards outstanding. The 2004 Incentive Plan was approved by stockholders. The table does not include information regarding the 2014 Incentive Plan, which was approved by our Board of Directors in February 2014, subject to stockholder approval at the Annual Meeting. Shares and share prices discussed in this proxy statement have been adjusted to reflect our two-for-one stock split, in the form of a stock dividend, effective as of August 14, 2013.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,202,963	(1)	$12.63	(2)	1,731,635	(3)
Equity compensation plans not approved by security holders	n/a		n/a		n/a
Total	4,202,963	(1)	$12.63	(2)	1,731,635	(3)
(1)	Includes: 667,764 SARs to be settled in common stock, which vest, if at all, in 2014 and 2015; 1,657,980 employee performance shares, the performance periods of which end on December 31, 2013, 2014 and 2015; 860,686 TSR performance shares awarded to executive officers, the performance periods of which end on December 31, 2013, 2014 and 2015; 450,212 hybrid performance shares awarded to executive officers, which vest, if at all, in 2014, 2015, and 2016; and 566,321 restricted stock units awarded to the non-employee directors, the restrictions on which lapse upon a non-employee director’s departure from the Board of Directors. Of the 860,686 TSR performance shares included, 370,784 shares had a performance period that ended on December 31, 2013 and were certified by the Compensation Committee and vested on January 2, 2014. As a result, the portion of these 370,784 shares granted to the NEOs were included as vested in the “2013 Option Exercises and Stock Vested” table earlier in this proxy statement and were not included as outstanding in the “Outstanding Equity Awards at Fiscal Year-End 2013” table earlier in this proxy statement.
(2)	Price is only with respect to the 667,764 SARs outstanding because all other outstanding awards were issued without an exercise price. The outstanding SARs have a weighted average remaining term of 4.3 years.
(3)	Includes: 27,806 shares of restricted stock, the restrictions on which lapse on various dates in 2014, 2015 and 2016; and 1,703,829 shares that are available for future grants under the 2004 Incentive Plan. On April 29, 2014, the 2004 Incentive Plan expires and no additional shares may be granted under that plan.

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AUDIT COMMITTEE REPORT

The Audit Committee is composed of three independent, non-employee directors. The Board of Directors has made a determination that the members of the Audit Committee satisfy the requirements of the NYSE listing standards as to independence, financial literacy and experience. The Board determined that one of the members of the Audit Committee, Mr. Kelley, is an “audit committee financial expert” as defined by rules of the SEC. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended from time to time by the Board of Directors, which is included on the Company’s website at www.cabotog.com. The function of the Audit Committee is to review and report to the Board of Directors with respect to various auditing and accounting matters, including overseeing the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, the selection, independence, qualifications, performance and compensation of the Company’s independent registered public accounting firm and the performance of the Company’s internal audit function. The Audit Committee also reviews its charter annually. This is a report on the Audit Committee’s activities relating to 2013.

Review of Audited Financial Statements with Management

The Audit Committee reviewed and discussed the audited financial statements and management’s discussion and analysis of the Company’s financial condition and results of operations with the management of the Company.

Review of Financial Statements and Other Matters with Independent Registered Public Accounting Firm

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed as described in Statement on Auditing Standards (“SAS”) No. 16 - Communication with Audit Committees. The Audit Committee has received and reviewed the written  disclosures and the letter from PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, required by applicable Public Company Accounting Oversight Board requirements regarding the firm’s communications with the Audit Committee concerning independence and has discussed with PWC the independent registered public accounting firm’s independence. These discussions included a review of all audit and non-audit services (including tax services) provided by PWC to the Company.

Recommendation that Financial Statements be Included in the Annual Report

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC.

Audit Committee

Robert Kelley (Chairman)
Rhys J. Best
Robert L. Keiser

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FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SERVICES IN 2013 AND 2012

Fee Type*	2013	2012
Audit Fees	$1,525,000	$1,561,000
Audit Related Fees(1)	$80,185	-
Tax Fees(2)	$600,002	$257,256
All Other Fees(3)	$1,919	$1,919
*	No pre-approved requirements were waived under the de minimis exception.
(1)	Consists of audit-related fees associated with the divestiture of certain oil and gas properties during 2013. The Company was reimbursed for these fees by the purchaser of the properties.
(2)	Consists of federal, state and sales tax planning, audit support, compliance, advice, and return preparation.
(3)	Consists of an accounting research software license.

PROPOSAL 2	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved and recommended the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to examine the Company’s financial statements for 2014. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company. A representative of PricewaterhouseCoopers LLP is not expected to be in attendance at the Annual Meeting.

See “Audit Committee Report” above for further information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR ITS 2014 FISCAL YEAR.

PROPOSAL 3	TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The shareholders of the Company are entitled to vote at the Annual Meeting to approve the compensation of the Company’s NEOs, as disclosed in this Proxy Statement. The shareholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the shareholders and will consider the outcome of the vote when making future compensation decisions.

As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program is designed to:

•	Align executive compensation design and outcomes with business strategy;

•	Encourage management to create sustained value for the shareholders while managing inherent business risks;

•	Attract, retain, and engage talented executives; and

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•	Support a performance-based culture throughout the Company.

The executive compensation program seeks to align executive compensation with shareholder value on an annual and long-term basis through a combination of base pay, annual cash incentive bonus and long-term equity award incentives. The annual cash incentive bonus is based on Company-wide performance for year-over-year oil and natural gas reserve and production growth, along with absolute levels for finding costs and unit production costs. For 2013, the aggregate bonus award pool for the annual cash incentive bonus was 225% of the target bonus.

In addition, in 2013 long-term incentive awards were comprised of (i) TSR performance shares, which are based on total shareholder return relative to an industry peer group over a three-year performance period, and (ii) hybrid performance shares, which are based on annual operating cash flow and vest over a three year period.

At-risk compensation for the Chief Executive Officer in 2013 was targeted at 89% and for the other NEOs was targeted at an average of 81%. The Company also has several governance programs in place to align executive compensation with shareholder interests. These programs include: an annual advisory vote on executive compensation, stock ownership guidelines, an anti-hedging policy, limited perquisites and the use of wealth accumulation spreadsheets. For information on the Company’s 2013 operational and financial accomplishments, see “Compensation Discussion and Analysis” above.

The advisory vote regarding the compensation of the NEOs described in this Proposal 3 will be approved if a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Abstentions will have the same effect as votes against the proposal, but broker non-votes will not effect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4	APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved and declared advisable, and is recommending to the stockholders for approval at the Annual Meeting, an amendment to Article IV of the Company’s Certificate of Incorporation, as amended, which sets forth the terms of the Company’s authorized capital stock. Article IV currently authorizes 480,000,000 shares of Common Stock, as well as 5,000,000 shares of Preferred Stock, par value $.10 per share. The proposed amendment would increase the authorized Common Stock to 960,000,000 shares of Common Stock. The authorized shares of Preferred Stock would remain 5,000,000. If adopted by the stockholders, this amendment would become effective upon filing of an appropriate Certificate of Amendment with the Secretary of State of the State of Delaware. The proposed amendment to Article IV of the Certificate of Incorporation would replace the first sentence of the Article with the following:

The aggregate number of shares of all classes of stock which the Company shall have authority to issue is 965,000,000, divided into 5,000,000 shares of Preferred Stock, par value $.10 per share (“Preferred Stock”), and 960,000,000 shares of Common Stock, par value $.10 per share (the “Common Stock”).

The additional shares of Common Stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized. The Common Stock has no preemptive rights to purchase Common Stock or other securities. In addition, under Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights in connection with the proposed increase in the number of shares of Common Stock authorized for issuance.

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Historical Stock Issuance

As of December 31, 2013, we had issued approximately 422,015,000 shares of common stock, over 92% of which (389,477,333 shares) have been issued since December 31, 2003. Of the shares issued during this ten-year period, over 90% have been issued as a result of stock splits, which are not dilutive to stockholders, as indicated in the chart below.

SHARES ISSUED SINCE DECEMBER 31, 2003 (389,477,333 SHARES)

Most recently, we issued 210,979,760 shares of Common Stock in connection with our August 2013 two-for-one stock split. As of February 1, 2014, 416,620,608 shares of Common Stock were issued and outstanding and 3,859,985 were reserved for issuance under the 2004 Incentive Plan. As a result, only approximately 60 million shares are available for issuance for future purposes and the Board of Directors deems it advisable to increase our authorized Common Stock. The additional Common Stock to be authorized would be available for possible stock dividends or splits, future financing and acquisition transactions, employee benefit plans and other corporate purposes. Having such shares available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense and delay of a stockholders’ meeting. The additional shares of Common Stock would be available for issuance without further action by the stockholders unless such action is required by applicable law or the rules of any stock exchange on which the Common Stock may be listed. The New York Stock Exchange, on which the Common Stock is listed, currently requires stockholder approval as a prerequisite to listing shares in certain instances, including in connection with acquisition transactions where the present or potential issuance of shares could result in an increase in the number of shares of common stock outstanding of at least 20%.

We have no present arrangements, commitments, understandings or pending negotiations for the issuance of additional shares of newly authorized Common Stock.

We have has not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We are not aware of any pending or threatened efforts to acquire control of the Company.

Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Company’s Certificate of Incorporation requires the affirmative vote of a majority of the shares outstanding on the record date and entitled to vote. Votes may be cast FOR or AGAINST the proposal, and stockholders may also ABSTAIN from voting on the proposal. Because shares represented by abstentions or broker non-votes are considered outstanding, abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

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PROPOSAL 5	APPROVAL OF THE 2014 INCENTIVE PLAN

We are asking our stockholders to approve the Cabot Oil & Gas Corporation 2014 Incentive Plan (the “2014 Plan”). Our Board of Directors approved the 2014 Plan, subject to stockholder approval, on February 20, 2014, to replace our 2004 Incentive Plan (the “2004 Plan”), which expires on April 29, 2014, ten years after its initial approval by our stockholders. After that date, no additional awards may be granted under the 2004 Plan. The 2014 Plan is summarized below and the full text of the 2014 Plan is attached to this proxy statement as Appendix A.

Reason for the Proposal

The 2014 Plan is intended to replace our 2004 Plan and is needed to continue our equity compensation program. As of December 31, 2013, there were 1,703,829 shares of common stock remaining available for grant under the 2004 Plan, none of which will (i) be granted after the Annual Meeting or (ii) become available for grant under our 2014 Plan. Any previously granted awards that are outstanding under the 2004 Plan will remain outstanding in accordance with their terms. As of December 31, 2013 there were 4,230,769 shares of common stock subject to outstanding awards under the 2004 Plan.

If the 2014 Plan is approved by the stockholders, the Company will have 18 million shares of common stock available for future equity awards. If the 2014 Plan is not approved by the stockholders, we will not be able to fund our long-term incentive program and the Company may be required to increase significantly the cash component of our executive compensation program in order to remain competitive and adequately compensate our employees. Such a drastic change in our long-term incentive program could cause significant misalignment between executive and stockholder interests.

We believe that incentive awards are critical to attracting, retaining and engaging highly qualified employees and to aligning their financial interests with the financial interests of our stockholders. Our Board recommends that stockholders approve the 2014 Plan to allow us to continue to provide such incentives.

Stockholder approval of the 2014 Plan will also constitute approval for purposes of satisfying the stockholder approval requirements (i) under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the rules and regulations thereunder, so that the Compensation Committee has the discretion to grant equity- and cash-based awards in the future under the 2014 Plan that meet the requirements of “performance-based compensation” under Section 162(m) and (ii) under Section 422 of the Internal Revenue Code so that the Compensation Committee may grant incentive stock options, or ISOs.

Key Changes from 2004 Plan

The Board believes that the 2004 Plan has been effective in attracting and retaining highly qualified employees and non-employee directors and has provided incentives that align the economic interests of participants with those of our shareholders. The 2014 Plan retains most of the material terms of the 2004

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Plan, with certain changes to better align our plan with current trends related to plan design and corporate governance, as illustrated by the table below:

	2004 Plan	2014 Plan
Authorized Shares	20,400,000 (adjusted for stock splits)	18,000,000
Definition of Fair Market Value	Generally, average of highest and lowest reported sales prices on a trading day	Generally, closing sales price on a trading day
Available shares from prior plans	Shares reserved but not subject to awards under prior plans available for awards under 2004 Plan	No use of shares from prior plans
Repricing of Options and SARS	Prohibited with respect to options, but silent as to SARs (no SARs were ever repriced)	Expressly prohibited with respect to options and SARs
Plan-level limits for certain types of awards	Contains limits on number of shares used for stock awards that are non performance-based and for incentive stock options	Contains limit on number of shares used for awards of incentive stock options
Dividends; Dividend Equivalents	Available on all types of awards Could be paid on unvested awards	Not available for stock options or SARs Can be paid only on vested awards
Clawbacks	Not expressly addressed	All awards will be subject to any clawback policy we adopt
Expiration protection for Options or SARs	Not expressly addressed	Extends term of outstanding stock options or SARs for additional 30 days if expires during trading blackout period under Company insider trading policy

Automatic exercise of stock options and SARs if the exercise price is less than the fair market value at expiration

Best Practice Features of the 2014 Plan

•	No Repricing of Options or SARs. Prohibits repricing, replacement and regranting of stock options and SARs at lower prices unless approved by our stockholders.
•	No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below the closing price of our Common Stock on the NYSE on the date of grant.
•	No Dividends on Options or SARs. Dividends and dividend equivalents may not be paid or accrued on unvested stock options or SARs.
•	Limited terms for Options and SARs. Stock options and SARs granted under the 2014 Plan are limited to 10 year terms.
•	Awards may be subject to future clawback or recoupment. All awards granted under the 2014 Plan will be subject to any clawback policy we have or adopt.
•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.
•	No “Evergreen” Provision. Shares authorized for issuance under the 2014 Plan will not be automatically replenished. Any additional shares to be issued over and above the amount for which we are seeking authorization must be approved by the stockholders.

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•	No Automatic Grants. There are no automatic grants to new participants or “reload” grants when outstanding awards are exercise, expire or are forfeited.
•	No Tax Gross-ups. Participants do not receive tax gross-ups under the 2014 Plan.

Key Historical Stock Usage Data

The Compensation Committee, which administers the 2004 Plan and will administer the 2014 Plan, if approved, believes it is important to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and engage employees whose contributions are critical to the Company’s long-term success. As shown in the chart below, the Company’s three-year average annual burn rate under the 2004 Plan is 0.35%, which is well below the Institutional Shareholder Services (ISS) 2013 mean burn rate and ISS burn rate cap for Russell 3000 companies in our industry of 2.18% and 4.57%, respectively.

Number of Shares Requested

In determining the number of shares to make available under the 2014 Plan, the Compensation Committee considered the key historical stock usage data under the 2004 Plan described above, the advice of Meridian Compensation Partners, LLP, its independent compensation consultant, and the estimated cost and dilution of the 2014 Plan. The Compensation Committee also considered the input of several of our largest stockholders as provided by published equity plan approval guidelines and in direct conversations between members of management and the stockholders. The Compensation Committee also considered many factors that affect the number of shares required for long-term incentive equity awards, such as changes in stock price over the life of the plan, the number of participants in the program and the size of awards to each participant. Considering all of these factors, the Compensation Committee determined that 18 million shares is a prudent amount to satisfy the long-term incentive goals of the 2014 Plan and also meet the expectations of the stockholders for minimal levels of dilution. None of the shares remaining available for grant

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under the 2004 Plan would be available for issuance under the 2014 Plan.

If the 2014 Plan is approved, the total dilution from all outstanding awards under the 2004 Plan as of December 31, 2013 and the 18 million shares requested for issuance under the 2014 Plan would be approximately 5.29% of the weighted average common shares outstanding as of December 31, 2013.

Section 162(m) of the Code

The 2014 Plan has been structured in a manner such that awards granted under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code; however, there can be no guarantee that amounts payable under the 2014 Plan will be treated as qualified “performance-based” compensation under Section 162(m). In general, under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the Company’s chief executive officer or any of the Company’s three other most highly compensated executive officers (other than the Company’s chief financial officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s shareholders every five years. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. With respect to the various types of awards under the 2014 Plan, each of these aspects is discussed below, and shareholder approval of the 2014 Plan will be deemed to constitute approval of each of these aspects of the 2014 Plan for purposes of the approval requirements of Section 162(m).

Summary of the 2014 Plan

The following summary of certain major features of the 2014 Plan is subject to the specific provisions contained in the full text of the 2014 Plan, which is attached to this proxy statement as Appendix A.

Purpose of the 2014 Incentive Plan

The 2014 Plan is intended to continue the success of the 2004 Plan in contributing to the Company’s ability to attract and retain talented employees, consultants and directors and to reward them for making contributions to the success of the Company, all while aligning the interests of the Company’s employees, consultants and directors to the interests of stockholders. The 2014 Plan is intended to provide a means to pay annual cash incentive compensation as well as long-term equity incentive compensation to our employees, consultants and directors. The 2014 Plan provides for the grant to the Company’s employees and consultants of stock options, stock appreciation rights, stock awards, which may include restricted stock or restricted stock units, performance awards and cash awards. See “Employee Awards” below. The 2014 Plan also provides for the grant of stock option and stock awards to nonemployee directors, as described below under “Nonemployee Director Awards.”

Types of Awards

The 2014 Plan provides for the grant of any or all of the following types of awards:

•	stock options, including incentive stock options and non-qualified stock options;
•	stock appreciation rights, either independent of, or in connection with, stock options;

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•	restricted stock;

•	restricted stock units;

•	performance awards; and

•	cash awards.

Awards may be granted singly, in combination, or in tandem as determined by the Compensation Committee.

Eligibility

Employees, including executive officers, and consultants of the Company and its subsidiaries are eligible to be considered for awards under the 2014 Plan. All nonemployee directors are also eligible to be considered for awards under the 2014 Plan.

We currently have approximately 684 employees and six nonemployee directors. Approximately 200 employees and all directors are currently eligible to receive awards under the 2004 Plan.

Shares Subject to the Plan

A total of 18 million shares of Common Stock may be issued under the 2014 Plan. Under the 2014 Plan, no more than 10 million shares of Common Stock may be issued pursuant to incentive stock options. Shares of Common Stock will be made available either from authorized but unissued shares or from treasury shares that have been issued but reacquired by the Company. Shares subject to awards under the 2014 Plan that are forfeited, terminated, expire unexercised, settled in cash, withheld to satisfy tax obligations or otherwise lapse will become available for future awards under the 2014 Plan. In addition, shares tendered to satisfy the purchase price of an award or satisfy tax withholding obligations under the 2014 Plan will become available for future awards under the 2014 Plan. Shares delivered in settlement, assumption, or substitution of awards granted by another entity as a result of an acquisition or under an acquired entity’s plan will not reduce the number of shares available under the 2014 Plan to the extent allowed under the rules of the New York Stock Exchange.

The Board of Directors may make appropriate adjustments in the number of shares available under the 2014 Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to stockholders (including cash dividends that the Board of Directors determines are not in ordinary course of business but excluding normal cash dividends) or other similar event.

Administration

The Board of Directors has designated the Compensation Committee to administer all employee and consultant awards under the 2014 Plan. The Compensation Committee has the discretion to determine the employees and consultants who will be granted awards, the sizes and types of such awards, and the terms and conditions of such awards, subject to the limitations set forth in the 2014 Plan. In addition, the Compensation Committee has full and final authority to interpret the 2014 Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan.

Subject to certain restrictions contained in the 2014 Plan, the Compensation Committee has the discretion to extend the exercisability of an award, accelerate the vesting or exercisability of an award, or otherwise amend the award in a manner that is not materially adverse to, or is consented to by, the recipient of the award, except that no stock option or stock appreciation right may be repriced without stockholder approval.

The Board of Directors administers all director awards under the 2014 Plan and has the same powers, duties, and authority with respect to director

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awards as the Compensation Committee retains with respect to employee awards. To the extent allowed by applicable law, the Board of Directors or the Compensation Committee may delegate to another subcommittee of the Board of Directors or to the Company’s Chief Executive Officer and/or another executive officer the authority to grant awards out of a specified pool of cash or shares under the 2014 Plan. The Board of Directors or the Compensation Committee may also delegate to the Chief Executive Officer and to other employees its administrative duties under the 2014 Plan (excluding its granting authority).

Employee Awards

At the discretion of the Compensation Committee, employees may be granted awards under the 2014 Plan in the form of stock options, stock appreciation rights, stock awards, cash awards or performance awards. Such awards may be granted singly, in combination, or in tandem.

Stock Options

The 2014 Plan provides for the granting to employees of incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code, and non-qualified stock options.

A stock option is a right to purchase a specified number of shares of Common Stock at a specified grant price. All stock options granted under the 2014 Plan must have an exercise price per share that is not less than the fair market value (as defined in the 2014 Plan) of the Common Stock on the date of grant (and must also be greater than the par value of the Common Stock). All stock options granted under the 2014 Plan must have a term of no more than ten years. However, if the term of a non-qualified stock option expires when trading of the Common Stock is prohibited by law or by the Company’s insider trading policy, then the term of such non-qualified stock option will expire on the 30th day after the expiration of such prohibition. The grant price, number of shares, terms and conditions of exercise, whether a stock option is intended to qualify as an incentive stock option under the Internal Revenue Code, and other terms of a stock option grant will be fixed by the Compensation Committee as of the grant date.

However, stock options may not include provisions that “reload” the option upon exercise, and, without stockholder approval, stock options may not be repriced, including by means of a substitute award with an exercise price that is less than the exercise price of the original stock option or payment of cash to that effect.

The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Compensation Committee and elected by the participant, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2014 Plan. Unless otherwise provided in the applicable award agreement, upon the expiration of the term of the stock option if the stock option remains unexercised and the exercise price is less than the fair market value of a share of Common Stock, then the stock option will automatically be exercised by means of a cashless exercise method approved by the Compensation Committee. Dividends and/or dividend equivalents will not be paid with respect to any stock options.

Stock Appreciation Rights

The 2014 Plan also provides for the granting of stock appreciation rights, or SARs, to employees. A SAR is a right to receive a payment, in cash or Common Stock, equal to the excess of the fair market value of a specified number of shares of the Common Stock over a specified grant price. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. If the term of a SAR expires when trading of the Common Stock is prohibited by law or by the Company’s insider trading policy, then the term of such SAR will expire on the 30th day after the expiration of such

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prohibition. Unless otherwise provided in the applicable award agreement, upon the expiration of the term of the SAR if the SAR remains unexercised and the exercise price is less than the fair market value of a share of Common Stock, then the SAR will be automatically exercised. All SARs granted under the 2014 Plan must have a grant price per share that is not less than the fair market value (as defined in the 2014 Plan) of a share of Common Stock on the date of grant and a term of no more than ten years. SARs may not include provisions that “reload” the SARs upon exercise and, without stockholder approval, SARs may not be repriced, including by means of a substitute award with an exercise price that is less than the original SAR or payment of cash to that effect. Dividends and/or dividend equivalents will not be paid with respect to any SARs.

Stock Awards

The 2014 Plan also provides for the granting of stock awards, stock units, restricted stock and restricted stock units to employees that consist of grants of Common Stock or units denominated in Common Stock. The terms, conditions and limitations applicable to any stock award will be decided by the Compensation Committee. At the discretion of the Compensation Committee, the terms of a stock award may include rights to receive dividends or dividend equivalents, provided that no dividends or dividend equivalents may be paid on unvested stock awards. Dividends or dividend equivalents may, in the discretion of the Compensation Committee, be accumulated on unvested stock awards and paid to the participants at the time such stock awards vest.

Cash Awards

The 2014 Plan also provides for the granting of cash awards to employees. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2014 Plan will be determined by the Compensation Committee.

Performance Awards

At the discretion of the Compensation Committee, any of the above-described employee awards may be made in the form of a performance award. A performance award is an award that is subject to the attainment of one or more future performance goals and that may or may not be intended to meet the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. The terms, conditions and limitations applicable to any performance award are decided by the Compensation Committee.

In making awards intended to meet the standards of qualified performance-based compensation exempt from the deduction limitations set forth in Section 162(m) of the Code, the Compensation Committee may base a performance goal that may be applied to the employee, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:

•	revenue

•	net income

•	net income per share

•	stock price

•	market share

•	earnings per share

•	other earnings measures

•	return on equity

•	return on assets

•	return on net assets

•	costs

•	stockholder value

•	EBIT

•	EBITDA

•	funds from operations

•	cash flow

•	cash flow from operations

•	increase in cash flow

•	increase in cash flow from operations

•	increase in cash flow return

•	net cash flow

•	net cash flow before financing activities

•	other cash flow measures

•	economic value added

•	total stockholder return

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•	return on investment

•	return on capital

•	return on invested capital

•	operating income

•	operating margin

•	after-tax operating income

•	debt reduction

•	internal rate of return

•	capital efficiency

•	reserve additions

•	proceeds from dispositions

•	production volumes

•	increase in production

•	reserve replacement measures

•	finding and development costs

•	total market value

•	petroleum reserve measures

•	safety and environmental performance measures

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Compensation Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) hedging activities.

Employee Award Limitations

Under the 2014 Plan, no employee may be granted during any calendar year:

•	stock options and/or SARs covering more than 5,000,000 shares of Common Stock;

•	stock awards covering more than 2,000,000 shares of Common Stock; or

•	cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $20,000,000.

Consultant Award

The Compensation Committee may make non-qualified stock options, stock appreciation rights, stock awards, performance awards or cash awards available under the 2014 Plan to a consultant providing services to the Company or one of its subsidiaries.

Nonemployee Director Awards

At the discretion of the Board of Directors, nonemployee directors may be granted awards under the 2014 Plan in the form of stock options or stock awards. These discretionary awards to directors may be granted singly, in combination, or in tandem. No nonemployee director may be granted discretionary awards consisting of stock options or stock awards covering or relating to more than 84,000 shares of Common Stock during any calendar year.

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Deferred Payment

At the discretion of the Compensation Committee, amounts payable in respect of awards granted under the 2014 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

Amendment, Modification, and Termination

The Board of Directors may amend, modify, suspend, or terminate the 2014 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by stockholders of the Company if such approval is required by law or the requirements of the exchange on which the Common Stock is listed. Furthermore, without the prior approval of stockholders of the Company, stock options and stock appreciation rights issued under the 2014 Plan will not be repriced.

Term

If the 2014 Plan is approved at the Annual Meeting:

•	the 2014 Plan will be effective as of the date of the approval;

•	no awards will be made under the 2014 Plan ten years or more after such approval; and

•	no further awards will be granted under the 2004 Incentive Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax aspects of awards that may be made under the 2014 Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This summary is not complete and does not attempt to describe any state, local or non-U.S. tax consequences.

Stock Options and SARs. Participants will not realize taxable income upon the grant of a non-qualified stock option or SAR. Upon the exercise of a non-qualified stock option or SAR, the participant will recognize ordinary income (subject, in the case of employees, to withholding) in an amount equal to the excess of: the fair market value on the date of exercise of the Common Stock received (plus the amount of any cash received) over the exercise price paid upon the exercise of the non-qualified stock option or SAR. The participant will generally have a tax basis in any shares of Common Stock received on the exercise of a SAR, or on the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant.

Employees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause such employee to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the employee’s regular tax liability in a later year to the extent the employee’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of stock received in connection with the exercise of an incentive stock option that has been held for the requisite holding period

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(generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the stock. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of the disqualifying disposition to the extent that the fair market value of the stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the employee for such stock. The employee would also recognize capital gain (or, depending on the holding period, additional ordinary income) to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes such a disqualifying disposition, the Company will then, subject to the discussion below under “Certain Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

Cash Awards; Stock Unit Awards; Stock Awards. An employee will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time such cash is otherwise made available for the employee to draw upon it. An employee will not have taxable income upon the grant of a stock award in the form of units denominated in Common Stock but rather will generally recognize ordinary compensation income at the time the employee receives Common Stock or cash in satisfaction of such stock unit award in an amount equal to the then fair market value of the Common Stock or cash received. In general, a participant will recognize ordinary compensation income as a result of the receipt of Common Stock pursuant to a stock award or performance award in an amount equal to the fair market value of the Common Stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the Common Stock when such stock is received.

An employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the employee recognizes income under the rules described above with respect to Common Stock or cash received pursuant to a cash award, performance award, stock award or stock unit award. The tax basis of a participant in the Common Stock received will equal the amount recognized by the employee as compensation income under the rules described in the preceding paragraph, and the employee’s holding period in such shares will commence on the date income is so recognized.

Subject to the discussion under “Certain Tax Code Limitations on Deductibility” below, the Company will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

Certain Tax Code Limitations on Deductibility. Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by the Company for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The 2014 Plan permits the Compensation Committee to structure grants and awards made under the 2014 Plan to “covered employees” as performance-based compensation that is exempt from the limitation of Section 162(m) of the Code. However, the Compensation Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in the Company’s best interest, balancing tax efficiency with long-term strategic objectives.

Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in

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the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant’s income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

Plan Benefits

Because awards under the 2014 Plan are granted at the discretion of the Compensation Committee, it is not possible for the Company to determine the amount of awards that may be granted to the named executive officers or to any of the other plan participants if the plan is approved by stockholders. No awards or grants have been made under the 2014 Plan that are contingent on stockholder approval of the 2014 Plan.

Required Vote and Recommendation of the Board of Directors

The affirmative vote of holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal is required for approval of the material terms of performance goals under the 2014 Plan. Brokers do not have discretion to vote on this proposal without instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2014 PLAN.

PROPOSAL 6 SHAREHOLDER PROPOSAL

Comptroller of the City of New York, John C. Liu, as custodian and trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, and the New York City Police Pension Fund and as custodian of the New York City Board of Education Retirement System (the “Systems”), has notified us that it intends to present the following proposal at the Annual Meeting. The proponent has furnished evidence of ownership by the Systems of at least $2,000 in market value of the Company’s common stock for at least one year prior to the date the proposal was submitted. The proponent’s proposal is quoted verbatim below. The Company is not responsible for the contents of this proposal or the supporting statement and recommends that you vote AGAINST the following shareholder proposal for the reasons set forth in the Company’s opposition statement following the proposal.

RESOLVED: that the shareholders of Cabot Oil & Gas (“Cabot” or the “Company”) hereby request that the Company provide a report, updated semiannually disclosing the Company’s:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.	The identity of the recipient as well as the amount paid to each; and

b.	The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website.

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STOCKHOLDER SUPPORTING STATEMENT

As long-term shareholders of Cabot, we support transparency and accountability in corporate spending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.

Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws. Moreover, the Supreme Court’s Citizens United decision recognized the importance of political spending disclosure for shareholders when it said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.” Gaps in transparency and accountability may expose the company to reputational and business risks that could threaten long-term shareholder value.

Cabot contributed at least $108,600 in corporate funds since the 2002 election cycle. (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://followthemoney.org)

However, relying on publicly available data does not provide a complete picture of the Company’s political spending. For example, the Company’s payments to trade associations used for political activities are undisclosed and unknown. In some cases, even management does not know how trade associations use their company’s money politically. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Exelon, ConocoPhillips, and Noble Energy that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

CABOT’S STATEMENT IN OPPOSITION TO PROPOSAL 6

The Board of Directors has carefully considered this proposal and believes that approval of the proposed resolution is not in the best interest of Cabot or our shareholders. The Board has approved a Policy on Political Contributions and Activities, which is contained in our Code of Business Conduct found on our website at www.cabotog.com/about-cabot/governance. As a result of this policy and the additional information discussed below, the Board believes that the requested report is an unnecessary and unproductive use of the Company’s, and ultimately the shareholders’, resources.

We operate in an industry that is heavily regulated and as such, deeply affected by the political and legislative process. We strongly believe that Cabot’s long-term value to our shareholders is enhanced by a business environment that protects and supports the oil and gas industry. While our primary focus in this area is on compliance with state and federal laws governing our activities, rather than on active participation in the political or legislative process, from time to time Cabot supports organizations that are active in the public policy and political engagement processes as they affect the exploration, production and transportation of natural gas and oil. In so doing, Cabot strictly adheres to our Policy on Political Contributions and Activities, referenced above, and to all U.S. and state laws and regulations that govern political engagement for U.S. public companies.

As evidenced by publicly-available filings referenced in the proponent’s own statement in support of the proposal, Cabot’s political contributions originating from corporate funds over the last ten years are de minimus in amount, as are political contributions originating from the Cabot Oil & Gas Political Action Committee (“PAC”), which is funded through voluntary contributions by eligible Cabot employees. For example, in 2013, Cabot’s political contributions totaled $25,000. As we discussed with the proponent after receiving their proposal and prior to filing this proxy statement, our Board believes the shareholders as a whole would not benefit from Company resources and time being spent on reporting these minor expenditures that could only be considered immaterial by reasonable investors.

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Consistent with our policy, we are also members of business and industry trade groups that engage in educational initiatives regarding issues that affect our industry. Some of these associations also engage in lobbying activities that seek to promote legislative solutions that, in our judgment, are sound and responsible and appropriately advance not only Cabot’s business, but the goals and interests of our industry as a whole. A list of our business and trade association memberships can be found on our website at www.cabotog.com/social-responsibility/environment-safety. Our Chairman of the Board and CEO approves the Company’s participation in, and levels of contributions to, all business and trade associations.

Since the primary reason for membership in trade associations is to further business goals and initiatives, and not to fund political activities, the Board believes it is not necessary to report all payments to such associations, as requested by the proponent. A few of the trade associations in which we participate have notified us that a small portion of our dues paid in 2013 may be classified as non-deductible lobbying expenses to us because of the use to which the association puts the funds. Once again, Cabot’s participation in the political process indirectly through trade associations is de minimus in amount and could only be considered immaterial by reasonable investors. The total non-deductible portion of our dues paid to all business and trade associations in which we participated in 2013, as reported to us by those associations, was less than $110,000.

For the reasons stated above, and the fact that this information is already summarized on our website at www.cabotog.com/about-cabot/governance, the Board believes that requesting the Company to provide the additional disclosure in a report outlined in the proposal would result in unnecessary and unproductive use of the Company’s time and resources.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST APPROVAL OF THE SHAREHOLDER PROPOSAL.

CONFLICT OF INTEREST AND RELATED PERSON POLICIES

Under our Code of Business Conduct, directors, officers and employees are required to avoid situations that present a potential conflict between their personal interests and the interests of the Company. The Code requires that, at all times, directors, officers and employees make a prompt disclosure in writing to the Company’s Corporate Secretary of any fact or circumstance that may involve an actual or potential conflict of interest, as well as any information necessary to determine the existence or likely development of conflicts of interest. This specifically includes any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest. This requirement includes situations that create even the appearance of a conflict of interest.

For executive officers of the Company other than the CEO, the Corporate Secretary reviews the written disclosure described above with the CEO, and a determination is made whether to approve the transaction resulting in the conflict of interest or potential conflict of interest. The CEO and the Corporate Secretary may refer the matter to our Board of Directors as circumstances require. If the transaction involves the CEO or a member of the Board of Directors, the matter is referred to the full Board of Directors for review and approval. In each case the standard applied in approving the transaction is the best interests of the Company without regard to the interests of the individual officer or director involved in the transaction. These procedures for reviewing and approving conflict of interest transactions are based on the Company’s past practice and are not contained in any written policy.

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Mineral and Royalty Interest Plan

In 2006, we implemented a Mineral, Royalty and Overriding Royalty Interest Plan (“Plan”), under which we may offer to a number of our employees, including our executive officers, the opportunity to purchase a portion of the mineral, participating and non-participating royalty and overriding royalty interests acquired by the Company from time to time for cash at a price determined using the same cost basis as we acquired such interests. In accordance with the Plan, the Company makes all determinations with respect to the acquisition, exploration, development, maintenance and operation of any property subject to an interest under the Plan using the same criteria (or criteria less favorable to the property subject to an interest) as it would use were such property not subject to such an interest (that is, the Company will not favor properties subject to interests under the Plan over properties not subject to such interests when allocating Company resources in the acquisition, exploration, development, maintenance and operation of its properties).

In 2006, we offered to 73 participants, including ten officers, whose participation was approved by the Compensation Committee, the opportunity to purchase an aggregate of $2.3 million of the mineral, royalty and overriding royalty interests acquired by the Company in the McCampbell Field, located in Aransas Pass, Texas. Interests were offered to the key professional employees in the region in which the interest was located and to management level employees in the other regions and the corporate office. Participants were offered an interest commensurate with their level of responsibility and their income. Each participant was offered an interest in the same property. Each of the officers participating in the Plan, including each NEO other than Mr. Cunningham who was not employed at the time, purchased interests in the field. No individual officer purchased in excess of $115,000 of the interests offered.

In 2010, we offered to 85 participants, including ten officers, whose participation was approved by the Compensation Committee, the opportunity to purchase an aggregate of $1.4 million of the mineral, royalty and overriding royalty interests acquired by the Company from Guardian Oil & Gas, Inc. and located in Shelby, San Augustine and Nacogdoches Counties, Texas. Similar to the McCampbell Field, interests were offered to key professional employees in the region in which the interest was located and to management level employees in the other region and the corporate office. Participants were offered an interest commensurate with their level of responsibility and their income. Each participant was offered an interest in the same property. Each of the officers participating in the Plan, including each NEO, purchased interests in the field. No individual officer purchased in excess of $102,000 of the interest offered.

In 2012, we offered to 66 participants, including 11 officers, whose participation was approved by the Compensation Committee, the opportunity to purchase an aggregate of approximately $608,000 of the mineral, royalty and overriding royalty interests acquired by the Company from the period of October 2011 to July 2012, located in Frio, Atascosa and McMullen counties, Texas, in the Buckhorn operating area. All of the properties are operated by the Company. Similar to the previous offerings, interests were offered to key professional employees in the region in which the interest was located and to management level employees in the other region and the corporate office. Participants were offered an interest commensurate with their level of responsibility and their income. Each participant was offered an interest in the same property. Each of the officers participating in the Plan, including each NEO, purchased interests in the field. No individual officer purchased in excess of $44,000 of the interest offered.

No interests were offered under the Plan to participants in 2013.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2013, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or formerly an officer of the Company or any of its subsidiaries. During 2013, the Company had no compensation committee interlocks.

FUTURE STOCKHOLDER PROPOSALS

Any stockholder proposal intended for inclusion in the proxy statement for the 2015 Annual Meeting of Stockholders of the Company, and otherwise eligible, should be sent to Ms. Deidre L. Shearer, Corporate Secretary and Managing Counsel, Cabot Oil & Gas Corporation, 840 Gessner Road, Suite 1400, Houston, Texas 77024 and must be received by November 20, 2014.

The by-laws of the Company require timely advance written notice of stockholder nominations of director candidates and of any other business to be presented by a stockholder at an annual meeting of stockholders.

To be timely, the by-laws require advance written notice be delivered to the Company’s Secretary at the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary of the preceding year’s annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). The deadline for submission for the 2015 Annual Meeting of Stockholders is currently January 31, 2015. To be valid, a notice must set forth certain information specified in the by-laws.

SOLICITATION OF PROXIES

The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. AST Phoenix Advisors has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $10,000, plus expenses.

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MISCELLANEOUS

The Company’s management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.

By Order of the Board of Directors,

Deidre L. Shearer

Corporate Secretary and Managing Counsel

March 20, 2014

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CABOT OIL & GAS CORPORATION 2014 INCENTIVE PLAN

(As Established Effective as of February 20, 2014)

1.   Objectives

The Cabot Oil & Gas Corporation 2014 Incentive Plan (the “Plan”) is designed to attract and retain nonemployee directors, employees and consultants and reward them for making contributions to the success of Cabot Oil & Gas Corporation and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company.

2.   Definitions

As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award, a Director Award, or a Consultant Award.

“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means such committee of the Board as is designated by the Board to administer the Plan, provided that such committee is comprised entirely of Nonemployee Directors.

“Common Stock” means the Common Stock, par value $.10 per share, of the Company.

“Company” means Cabot Oil & Gas Corporation, a Delaware corporation, or any successor thereto.

“Consultant” means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to a Consultant pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option or Stock Award, whether granted singly, in combination, or in tandem, to a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.

“Employee” means any person who is receiving remuneration for personal services (or could be receiving remuneration except for an authorized leave of absence) as an employee of the Company or any of its Subsidiaries.

“Employee Award” means the grant of any form of Stock Option, Stock Appreciation Right, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to an Employee pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i)(A) if the shares of Common Stock are listed on a national securities exchange, the last reported sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities

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exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant event (as determined under procedures established by the Committee), (B) if the shares of Common Stock are not so listed but are quoted by the NASDAQ Global Select Market, the last reported sales price per share of Common Stock reported on the consolidated transaction reporting system for the NASDAQ Global Select Market, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or, at the discretion of the Committee, the price prevailing on the NASDAQ Global Select Market at the time of exercise or other relevant event, (C) if the shares of Common Stock are not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the NASDAQ Global Select Market, or, if not reported by the NASDAQ Global Select Market, by the OTC Market Group, or (D) if the shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.

“Incentive Stock Option” or “ISO” means a Stock Option that is intended to comply with Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Participant” means an Employee, Nonemployee Director, or Consultant to whom an Award has been made under this Plan.

“Performance Award” means an Award made pursuant to this Plan that is subject to the attainment in the future of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Prior Plan” means the Cabot Oil & Gas Corporation 2004 Incentive Plan, and any other stock incentive plans of the Company under which awards are outstanding or under which shares have been reserved but not yet used.

“Qualified Performance Award” means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as described in Paragraph 7(a)(v)(B) of the Plan.

“Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date of grant of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Award” means an Award consisting of Common Stock or Stock Units, including the award of Restricted Stock or Restricted Stock Units.

“Stock Appreciation Right” or “SAR” means the right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a number of shares of Common Stock on the date the stock appreciation right is exercised over a specific strike price, in each case as determined by the Committee.

“Stock Based Awards Limitations” means the limitations applied to any awards granted hereunder as described in Paragraphs 7(b)(i) and (ii) and Paragraph 8(b) of the Plan.

“Stock Option” means a right to purchase a specified number of shares of Common Stock at a specified exercise price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock (as determined by the Committee or the Board), which, in the discretion of the Committee, may be restricted or subject to forfeiture provisions.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or

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indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

3.   Eligibility

(a)	Employees. Employees and individuals who have agreed to become Employees are eligible for an Employee Award under this Plan.

(b)	Directors. Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

(c)	Consultants. Consultants are eligible for the grant of Consultant Awards under this Plan.

4.   Common Stock Available for Awards

Subject to the provisions of Paragraph 15 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 18,000,000 shares of Common Stock. No more than 10,000,000 shares of Common Stock will be used for Incentive Stock Options. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder. If the purchase price of any Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sub limit set forth above. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.

5.   Administration

(a)	This Plan shall be administered by the Committee except as otherwise provided herein.

(b)	Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. The Committee may,

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in its discretion, provide for the extension of the exercisability of an Employee Award or Consultant Award, accelerate the vesting or exercisability of an Employee Award or Consultant Award, eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award, waive any restriction or other provision of this Plan (insofar as such provision related to Employee Awards or Consultant Awards) or an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award in any manner that is either (i) not materially adverse to the Participant to whom such an Employee Award or Consultant Award was granted or (ii) consented to by such Participant. Notwithstanding anything herein to the contrary, except as expressly provided by the adjustment provisions of Paragraph 15, without the approval of the Company’s stockholders, Stock Options and SARs issued under the Plan will not be (i) repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Stock Option or SAR or (ii) canceled in exchange for cash or other Awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee shall establish the vesting schedule, if any, for each Award.

(c)	The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

6.   Delegation of Authority

Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Board or the Committee may authorize the Chief Executive Officer and/or another executive officer of the Company, if and to the extent permitted by applicable law, rule or regulation, or a subcommittee of members of the Board, to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Board or the Committee may establish. The Board or Committee may also delegate to the Chief Executive Officer and to other employees of the Company its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Board or Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

7.   Employee Awards and Consultant Awards

(a)	The Committee (or other committee to whom such authority is delegated under Paragraph 6 above) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time Employees who are to be recipients of such Awards. Each Employee Award made hereunder may, in the discretion of the Committee, be embodied in an Award Agreement, which shall contain such terms, conditions, performance requirements and limitations as shall be determined by the Committee in its sole discretion and shall, if required by the Committee, be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to Paragraph 12), or as alternatives to, grants or rights under this Plan or any other employee

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plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced to in clause (v) below, and other comparable measurements of performance.

(i)	Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant. A Stock Option may be in the form of an Incentive Stock Option or a Nonqualified Stock Option. The term of the Stock Option shall extend no more than 10 years after the date of grant; provided, however, if the term of a Nonqualified Stock Option (but not an Incentive Stock Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Stock Option shall expire on the 30th day after the expiration of such prohibition. Unless otherwise provided in the applicable Award Agreement, upon the expiration of the term of a Stock Option (as extended, if applicable, by the previous sentence) if the Stock Option remains unexercised and the exercise price is less than the Fair Market Value of a share of Common Stock, then the Stock Option shall automatically be exercised by means of a cashless exercise method approved by the Committee. Stock Options may not include provisions that “reload” the Stock Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Stock Options awarded to Employees pursuant to this Plan, including the exercise price, the term of the Stock Options, the number of shares subject to the Stock Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(ii)	Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over a specified strike price (which may be no less than the Fair Market Value of the Common Stock on the date of grant) as set forth in the applicable Award Agreement. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the date of grant; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Unless otherwise provided in the applicable Award Agreement, upon the expiration of the term of a SAR (as extended, if applicable, by the previous sentence) if the SAR remains unexercised and the exercise price is less than the Fair Market Value of a share of Common Stock then the SAR will be automatically exercised. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the exercise price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii)	Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.

(iv)	Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(v)	Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.
The Committee shall set Performance Goals

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in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A)	Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, or that are Stock Options or SARs, shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B)	Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as Qualified Performance Awards shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or, if desired by the Committee, by comparison to a peer group of companies, and shall include one or more of the following: revenue, net income, net income per share, stock price, market share, earnings per share, other earnings measures, return on equity, return on assets, return on net assets, costs, stockholder value, EBIT, EBITDA, funds from operations, cash flow, cash flow from operations, increase in cash flow, increase in cash flow from operations, increase in cash flow return, net cash flow, net cash flow before financing activities, other cash flow measures, economic value added, total stockholder return, return on capital, return on invested capital, return on investment, operating income, operating margin, after-tax operating income, debt reduction, internal rate of return, capital efficiency, reserve additions, proceeds from dispositions, production volumes, increase in production, reserve replacement measures, finding and development costs, total market value, petroleum reserve measures and safety and environmental performance measures. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e) (2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) or the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items as described in FASB ASC Topic No. 360 and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K or Form 10-Q for the applicable

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period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities. The amount of cash or shares payable or vested pursuant to Awards that are intended to be Qualified Performance Awards may not be adjusted upward; provided, however, that the Committee may retain the discretion to adjust the amount of cash or shares payable or vested pursuant to such Qualified Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

(b)	Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

(i)	no Participant may be granted, during any calendar year, Awards consisting of Stock Options or Stock Appreciation Rights (including Stock Options and SARs that are granted as Performance Awards) that are exercisable for more than 5,000,000 shares of Common Stock;

(ii)	no Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above,

(iii)	no Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the date of grant in excess of $20,000,000.

A Participant may be granted Awards in combination such that portions of the Award are subject to differing limitations set out in the clauses of this Paragraph 7(b), in which event each portion of the combination Award is subject only to a single appropriate limitation in clauses (i), (ii) or (iii). For example, if a Participant is granted a Performance Award that is in part a Stock Award and in part a Cash Award, then the Stock Award shall be subject only to the limitation in clause (ii) and the Cash Award shall be subject only to the limitation in clause (iii).

(c)	Subject to Paragraph 7(d), the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.

(d)	Stock Awards, other than those awards which are subject to specific grant limitations under the Plan, shall be in lieu of, and have a Fair Market Value on the date of grant equal to, other compensation that the Company would otherwise have awarded to the Participant.

8.   Director Awards

(a)	The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Paragraph 8. Director Awards may consist of those listed in this Paragraph 8 and may be granted singly, in combination or in tandem. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

(i)	Stock Options. A Director Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the Fair Market Value of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant. A Stock Option granted as a Director Award may not be in the form of an Incentive Stock Option. The term of the Stock Option shall extend no more than 10 years after the date of grant; provided, however, if the term of a Stock Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Stock Option shall expire on the 30th day after the expiration of such prohibition. Unless otherwise provided in the applicable Award Agreement, upon the expiration of the term of a Stock Option (as extended, if applicable, by the previous sentence) if the Stock Option remains unexercised and the exercise price is less than the Fair Market Value of a share of Common Stock, then the

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Stock Option shall automatically be exercised by means of a cashless exercise method approved by the Committee. Stock Options may not include provisions that “reload” the Stock Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Stock Options awarded to Nonemployee Directors pursuant to this Plan, including the strike price, the term of the Stock Options, the number of share subject to the Stock Option (subject to Paragraph 8(b)) and the date or dates upon which they become exercisable, shall be determined by the Board.

(ii)	Stock Awards. A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to dividend equivalents, shall be determined by the Board.

(b)	No Participant may be granted, during any calendar year, Director Awards consisting of Stock Awards or Stock Options covering or relating to more than 84,000 shares of Common Stock.

(c)	At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.

9.   Payment of Awards

(a)	General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restriction Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b)	Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or the Board. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

(c)	Dividends, Earnings and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or dividend equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals, but may, in the discretion of the Committee, be accrued and paid to the Participant at the time that such Stock Award vests. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments. Dividends and/or dividend equivalents shall not be paid with respect to any Stock Options or SARs.

(d)	Substitution of Awards. Subject to Paragraphs 12 and 15, at the discretion of the Committee, a Participant who is an Employee or Consultant may be offered an election to substitute an Employee Award or Consultant Award for another Employee Award or Consultant Award or Employee Awards or Consultant Awards of the same or different type.

(e)	Cash-out of Awards. At the discretion of the Committee, an Award that is a Stock Option or Stock Appreciation Right may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the exercise price of the Award, multiplied by the number of shares with respect to which the Award is exercised.

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10.  Stock Option Exercise

The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof.

The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards to exercise a Stock Option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant or by a net exercise or cashless exercise procedures. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 10.

An optionee desiring to pay the exercise price of a Stock Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Stock Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Stock Option for which the Stock Option (or portion thereof) is being exercised over the exercise price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Stock Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

11.  Taxes

The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that, unless otherwise determined by the Committee in response to a change in accounting rules, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

12.  Amendment, Modification, Suspension or Termination

The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would materially and adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant’s consent and (ii) no amendment or alteration shall be effective prior to approval by the Company’s stockholders to the extent such approval is required by applicable legal requirements or applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary, except as expressly provided by the adjustment provisions of Paragraph 15, without the approval of the Company’s stockholders, Stock Options and SARs issued under the Plan will not

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be (i) repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Stock Option or SAR or (ii) canceled in exchange for cash or other Awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs.

13.  Termination of Employment

Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not materially adverse to such Participant or (ii) consented to by such Participant.

14.  Assignability

Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of an Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of an Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.

15.  Adjustments

(a)	The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)	In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 4, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to (i) the number of shares of

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Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 4, (ii) the number and kind of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

(c)	In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event, which in the case of Stock Options or SARs shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

(d)	No adjustment or substitution pursuant to this Paragraph 15 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

16.  Restrictions

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

17.  Unfunded Plan

This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any benefit under this Plan. Any liability or obligation of the Company to any Participant with respect to a an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

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18.  Right to Continued Service or Employment

Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.

19.  Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

20.  Governing Law

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

21.  Effective Date and Term of Plan

The Plan will be submitted to the stockholders of the Company for approval at the 2014 annual meeting of the stockholders and, if approved, shall be effective as of the date of such approval. No Award shall be made under the Plan ten years or more after such approval. As of the date of stockholder approval of this Plan, no further awards shall be made under the Prior Plans, provided, however, that any and all outstanding awards granted under the Prior Plans shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.

22.  Clawback

To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Committee, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to the provisions of any clawback policy implemented by the Company, which clawback policy may provide for forfeiture, repurchase and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Company reserves the right, without the consent of any Participant, to adopt any such clawback policies and procedures, including such policies and procedures applicable to this Plan or any Award Agreement with retroactive effect.

23.  Section 409A

(a)	Awards made under this Plan are intended to comply with or be exempt from Section 409A of the Code, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award

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under this Plan would result in the imposition of an additional tax under Section 409A of the Code, that Plan provision or Award shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

(b)	Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit (including a Restricted Stock Unit that is a Performance Award) or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code. If the Committee determines that a Restricted Stock Unit (including a Restricted Stock Unit that is a Performance Award) or Cash Award is intended to be subject to Section 409A of the Code, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A of the Code.

(c)	If the Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Section 409A of the Code.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain

1a.	Dan O. Dinges

1b.	James R. Gibbs

1c.	Robert L. Keiser

1d.	W. Matt Ralls

The Board of Directors recommends you vote
FOR proposals 2, 3, 4 and 5.		For	Against	Abstain

2	To ratify the appointment of the firm PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for its 2014 fiscal year.

3	To approve, by non-binding advisory vote, the compensation of our named executive officers.

For address change/comments, mark here.
(see reverse for instructions)		Yes	No

Please indicate if you plan to attend this meeting

		For	Against	Abstain

4	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company.

5	To approve the Cabot Oil & Gas Corporation 2014 Incentive Plan.

The Board of Directors recommends you vote
AGAINST the following proposal:		For	Against	Abstain

6	To consider a shareholder proposal to provide a report on the Company’s political contributions.

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

CABOT OIL & GAS CORPORATION Annual Meeting of Stockholders May 1, 2014 8:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Scott C. Schroeder and Deidre L. Shearer, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CABOT OIL & GAS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 08:00 AM, CDT on 5/1/2014, at 840 Gessner Road, Suite 1400 Houston, TX 77024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side